UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

DIH HOLDING US, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

DIH HOLDING US, INC.

77 Accord Drive, Suite D-1
Norwell, MA 02061

August [__], 2024

To our Stockholders:

You are cordially invited to attend the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of DIH Holding US, Inc. (the “Company,” “DIH,” “we,” “us” or “our”) on Friday, September 6, 2024, at 11:00 a.m., ET. Stockholders will NOT be able to attend the Annual Meeting in-person. This proxy statement includes instructions on how to access the Annual Meeting and how to listen and vote from any location with Internet connectivity. The Company will be holding the Annual Meeting in a virtual meeting format at https://www.cstproxy.com/dih/2024 and via teleconference using the following dial-in information:

Telephone access (listen-only):
Within the U.S. and Canada: 1 800-450-7155 (toll-free)
Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)
Conference ID: 3743845

At the Annual Meeting, stockholders will vote on the following:

1.	The Class I Directors Proposal — to consider and vote upon a proposal to elect the following three Class I director nominees: Jason Chen, Lynden Bass and Dr. Patrick Bruno, who will each serve until the 2027 annual meeting of stockholders or until his or her successor is duly elected and qualified (we refer to this proposal as the “Class I Directors Proposal”);

2.	The Nasdaq Proposal — to approve, as required by, and in accordance with Nasdaq Listing Rules 5635 (d), the potential issuance of more than 20% of the issued and outstanding Class A Common Stock the upon conversion of the Company’s 8% Original Issue Discount Senior Secured Convertible Debentures issued in connection with, a private placement pursuant to Rule 506(b) of the Securities Act of 1933, as amended and purchased on June 6, 2024 by the purchaser identified in the Securities Purchase Agreement and the warrants issued in connection therewith (we refer to this proposal as the “Nasdaq Proposal”);

3.	The Auditor Ratification Proposal — to ratify the selection of BDO AG as our independent registered public accounting firm for the fiscal year ending March 31, 2025 (we refer to this proposal as the “Auditor Ratification Proposal”); and

4.	The Adjournment Proposal — to transact such other business as may properly be brought before the Annual Meeting or any adjournment or postponement thereof (we refer to this proposal as the “Adjournment Proposal”).

The notice of the Annual Meeting, Proxy Statement, the Annual Report on Form 10-K, as amended, and Proxy Card from our Board of Directors is first being mailed to stockholders on or about August [--], 2024.

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DIH Holding US, Inc.
77 Accord Drive, Suite D-1
Norwell, MA 02061

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To Be Held September 6, 2024

The 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of DIH Holding US, Inc. (the “Company,” “DIH,” “we,” “us” or “our”) will be held Friday, September 6, 2024, at 11:00 a.m., ET. Stockholders will NOT be able to attend the Annual Meeting in-person. The proxy statement includes instructions on how to access the Annual Meeting and how to listen and vote from any location with Internet connectivity. The Company will be holding the Annual Meeting in a virtual meeting format at https://www.cstproxy.com/dih/2024 and via teleconference using the following dial-in information:

Telephone access (listen-only):
Within the U.S. and Canada: 1 800-450-7155 (toll-free)
Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)
Conference ID: 3743845

At the Annual Meeting, stockholders will vote on the following:

1.	The Class I Directors Proposal — to consider and vote upon a proposal to elect the following three Class I director nominees: Jason Chen, Lynden Bass and Dr. Patrick Bruno, who will each serve until the 2027 annual meeting of stockholders or until his or her successor is duly elected and qualified (we refer to this proposal as the “Class I Directors Proposal”);

2.	The Nasdaq Proposal — to approve, as required by, and in accordance with Nasdaq Listing Rules 5635 (d), the potential issuance of more than 20% of the issued and outstanding Class A Common Stock the upon conversion of the Company’s 8% Original Issue Discount Senior Secured Convertible Debentures issued in connection with, a private placement pursuant to Rule 506(b) of the Securities Act of 1933, as amended and purchased on June 6, 2024 by the purchaser identified in the Securities Purchase Agreement and the warrants issued in connection therewith (we refer to this proposal as the “Nasdaq Proposal”);

3.	The Auditor Ratification Proposal — to ratify the selection of BDO AG as our independent registered public accounting firm for the fiscal year ending March 31, 2025 (we refer to this proposal as the “Auditor Ratification Proposal”); and

4.	The Adjournment Proposal — to transact such other business as may properly be brought before the Annual Meeting or any adjournment or postponement thereof (we refer to this proposal as the “Adjournment Proposal”).

5.	Such other matters that may properly come before the Annual Meeting.

Please refer to the Proxy Statement for detailed information on each of the proposals and the Annual Meeting. Your vote is important, and we strongly urge all stockholders to vote their shares. For most items, including the election of directors, your shares will not be voted unless you provide voting instructions. We encourage you to vote promptly, even if you plan to attend the Annual Meeting.

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The Board of Directors has fixed July 29, 2024, at the close of business, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Annual Meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the Annual Meeting will be available for ten days before the Annual Meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Annual Meeting.

Our Board of Directors unanimously recommends that you vote “FOR” the Class I Directors Proposal, “FOR” the Nasdaq Proposal, “FOR” the Auditor Ratification Proposal, and “FOR” the Adjournment Proposal.

The proxy statement contains important information about the Annual Meeting, the Class I Directors Proposal, the Nasdaq Proposal, the Auditor Ratification Proposal, and the Adjournment Proposal. Please read it carefully and vote your shares.

After reading the proxy statement, please promptly mark, sign and date the enclosed proxy card and return it by following the instructions on the proxy card or voting instruction card or vote by telephone or by Internet. If you attend the annual meeting, you will have the right to revoke the proxy and vote your shares in person. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from your brokerage firm, bank or other nominee to vote your shares.

The notice of the Annual Meeting, Proxy Statement, the Annual Report on Form 10-K and Proxy Card from our Board of Directors is first being mailed to stockholders on or about August [___], 2024.

Norwell, MA August [__], 2024
BY ORDER OF THE BOARD OF DIRECTORS

/s/ Jason Chen
Jason Chen,
Chairman and Chief Executive Officer

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YOUR VOTE IS IMPORTANT

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Annual Meeting. If you are a stockholder of record, you may also cast your vote in person at the Annual Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the Annual Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the proposal.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on September 6, 2024: This notice of meeting, the accompany proxy statement, proxy card, the annual report on Form 10-K, and any amendments to the Annual Report on Form 10-K will be available at https://www.cstproxy.com/dih/2024. For banks and brokers, the notice of meeting and the accompany proxy statement are available at https://www.cstproxy.com/dih/2024 the Annual Report on Form 10-K, and any amendments to the Annual Report on Form 10-K will be available at https://link.zixcentral.com/u/e59c79af/6k9f9d9F7xGIEzCasebghQ?u=https%3A%2F%2F.

i

DIH Holding US, Inc.

77 Accord Drive, Suite D-1
Norwell, MA 02061

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
To Be Held September 6, 2024

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of DIH Holding US, Inc. (the “Company” or “DIH”) of proxies to be voted at the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) which will be held on Friday, September 6, 2024 at 11:00 A.M., Eastern Time, or at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement (including the Notice of Annual Meeting of Stockholders) is first being made mailed to stockholders beginning on or about August [__], 2024.

The Annual Meeting is being held for the purpose of voting on the following proposals:

1.	The Class I Directors Proposal — to consider and vote upon a proposal to elect the following three Class I director nominees: Jason Chen, Lynden Bass and Dr. Patrick Bruno, who will each serve until the 2027 annual meeting of stockholders or until his or her successor is duly elected and qualified (we refer to this proposal as the “Class I Directors Proposal”);

2.	The Nasdaq Proposal — to approve, as required by, and in accordance with Nasdaq Listing Rules 5635 (d), the potential issuance of more than 20% of the issued and outstanding Class A Common Stock the upon conversion of the Company’s 8% Original Issue Discount Senior Secured Convertible Debentures issued in connection with, a private placement pursuant to Rule 506(b) of the Securities Act of 1933, as amended and purchased on June 6, 2024 by the purchaser identified in the Securities Purchase Agreement and the warrants issued in connection therewith (we refer to this proposal as the “Nasdaq Proposal”);

3.	The Auditor Ratification Proposal - to ratify the selection of BDO AG as our independent registered public accounting firm for the fiscal year ending March 31, 2025 (we refer to this proposal as the “Auditor Ratification Proposal”); and

4.	The Adjournment Proposal - to transact such other business as may properly be brought before the Annual Meeting or any adjournment or postponement thereof (we refer to this proposal as the “Adjournment Proposal”).

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Voting Securities and Quorum Required.

Holders of record of our Class A common stock, par value $0.0001 per share (the “Common Stock”) at the close of business on July 29, 2024 (the “Record Date”) will be entitled to vote on all matters. On the Record Date, we had 40,544,935 shares of Common Stock issued and outstanding. Each share of common stock is entitled to one vote per share. Common Stock is our only class of voting securities outstanding. Cumulative voting shall not be allowed in the election of directors or any of the proposals being submitted to the stockholders at the Annual Meeting.

For the transaction of business at the Annual Meeting a quorum must be present. A quorum consists of not less than one-third of the shares entitled to vote at the Annual Meeting. In the event there are not sufficient votes for a quorum or to approve any proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned to a future time and date.

Revocability of Proxies

You can revoke your proxy at any time before it is exercised by timely delivery of a properly executed, later-dated proxy, by delivering a written revocation of your proxy to our Secretary, or by voting at the virtual Annual Meeting via the internet. The method by which you vote by proxy will in no way limit your right to vote at the Annual Meeting if you decide to attend the meeting virtually. If your shares are held in the name of a bank or brokerage firm, you must obtain a proxy, executed in your favor, from the bank or broker, to be able to vote at the Annual Meeting.

No Dissenters Rights

The proposed corporate actions on which the stockholders are being asked to vote are not corporate actions for which stockholders of a Delaware corporation have the right to dissent under the Delaware General Corporation Law (the “DGCL”).

Recent Developments

Completion of the Business Combination. On February 7, 2024 (the “Closing Date”), Aurora Technology Acquisition Corp. a Cayman Island exempted company which migrated and domesticated as a Delaware corporation (“ATAK”), Aurora Technology Merger Sub, a Nevada corporation and a direct, wholly-owned subsidiary of ATAK (“Merger Sub”) and DIH Nevada consummated a previously announced business combination pursuant to a business agreement dated as of February 26, 2023 (as amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement,” and the transactions contemplated thereby, the “Business Combination”) following the receipt of the required approval by ATAK’s and DIH Nevada’s shareholders and the fulfillment or waiver of other customary closing conditions. In connection with the Closing, ATAK migrated and changed its domestication to become a Delaware corporation and changed its name to “DIH Holding US, Inc.” The Common Stock began trading on the Nasdaq Global Market on February 9, 2024 under the symbol “DHAI” and the previously-issued public warrants began trading on the Nasdaq Capital Market on February 9, 2024 under the symbol “DHAIW.”

Completion of Private Placement. On June 6, 2024 DIH entered into a Securities Purchase Agreement with an investor pursuant to which the investor agreed to purchase an aggregate of $3,300,000 in principal amount of 8% Original Issue Discount Senior Secured Convertible Debentures, initially convertible into an aggregate of 660,000 shares of the Common Stock (the “Conversion Shares”), at an initial conversion price of $5.00 (the “Conversion Price”) together with a Warrant to purchase 330,000 shares of Common Stock at a per share exercise price of $5.00 (subject to adjustment), for total gross proceeds of $3.0 million. The transaction closed on June 7, 2024.

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

Q: Why am I receiving these materials?

A: You have received these proxy materials because the Board is soliciting your proxy to vote your shares at the Annual Meeting. This Proxy Statement includes information that we are required to provide to you under Securities and Exchange Commission (“SEC”) rules and is designed to assist you in voting your shares. As a stockholder, you are invited to participate in the Annual Meeting and are requested to vote on the proposals described in this proxy statement.

Q: What is included in these materials?

A: These proxy materials include:

☐	this Proxy Statement for the Annual Meeting;
☐	a Proxy Card for the Annual Meeting; and
☐	the Annual Report on Form 10-K, as amended by Amendment No. 1 to Form 10-K.

Q: Who is entitled to vote?

A: Only stockholders of record as of the Record Date shall be entitled to notice of, and to vote at, the Annual Meeting.

Q: How many shares of Common Stock can vote?

A: There were 40,544,935 shares of Common Stock outstanding as of the Record Date. Each stockholder entitled to vote at the Annual Meeting may cast one vote for each share of Common Stock owned by such stockholder as of the Record Date for the Annual Meeting. Our stockholders do not have the right to cumulate their votes in elections of directors.

Q: What may I vote on?

A: You may vote on the following matters:

1.	the election of three Class I directors who have been nominated to serve on our Board;

2.	the approval of the Nasdaq Proposal;

3.	the ratification of the selection of BDO AG as our independent registered public accounting firm for the year ending March 31, 2025; and

4.	any other business that may properly come before the Annual Meeting and any adjournment or postponement thereof.

Q: Will any other business be presented for action by stockholders at the Annual Meeting?

A: Management knows of no business that will be presented at the Annual Meeting other than Proposals 1, 2, 3 and 4. If any other matter properly comes before the Annual Meeting, the persons named as proxies in the accompanying proxy card intend to vote the proxies (which confer discretionary authority to vote on such matters) in accordance with their judgment on the matter.

Q: How does the Board recommend that I vote on each of the proposals?

A: Our Board of Directors unanimously recommends that you vote “FOR” the Class I Directors Proposal, “FOR” the Nasdaq Proposal, “FOR” the Auditor Ratification Proposal, and “FOR” the Adjournment Proposal.

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Q: How do I vote my shares?

A: The answer depends on whether you own your shares of Common Stock of the Company directly (that is, you hold shares that show your name as the registered stockholder) or if your shares are held in a brokerage account or by another nominee holder.

If you own shares of the Company directly (i.e., you are a “registered stockholder”): your proxy is being solicited directly by us, and you can vote by Internet, by telephone, by mail or you can vote at our Annual Meeting. You are encouraged to vote prior to the Annual Meeting to ensure that your shares will be represented.

If you sign your proxy card but do not indicate how you wish to vote, the proxies will vote your shares “FOR” the Class I Directors Proposal, “FOR” the Nasdaq Proposal, “FOR” the Auditor Ratification Proposal, and “FOR” the Adjournment Proposal, and, in their discretion, on any other matter that properly comes before the Annual Meeting. Unsigned proxy cards will not be counted.

If you wish to vote at the Annual Meeting, you will be able to vote your shares if you register to attend, and attend (virtually), the Annual Meeting pursuant to the instructions below.

If you hold your shares of the Company through a broker, bank or other nominee: a voting instruction card has been provided to you by your broker, bank or other nominee describing how to vote your shares. If you receive a voting instruction card, you can vote by completing and returning the voting instruction card. Please be sure to mark your voting choices on your voting instruction card before you return it. You may also be able to vote by telephone, via the Internet, or at the Annual Meeting, depending upon your voting instructions. Please refer to the instructions provided with your voting instruction card and see “What do I need to do to attend the Annual Meeting virtually?” below for information about voting in these ways. See also “What is the effect if I fail to give voting instructions to my broker or other nominee?” below.

Q: Will I have the same participation rights in this virtual-only stockholder meeting as I would have at an in-person stockholder meeting?

A: Yes. We have created and implemented the virtual format to facilitate stockholder attendance and participation by enabling stockholders to participate fully from any location, at no cost. You will, however, bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies. A virtual Annual Meeting makes it possible for more stockholders, regardless of size, resources or physical location, to have direct access to information more quickly, while saving the Company and our stockholders time and money. We also believe that the online tools we have selected will increase stockholder communication. Both stockholders of record and street name stockholders will be able to attend the Annual Meeting via live audio webcast, submit their questions during the meeting and vote their shares electronically at the Annual Meeting.

Technical Difficulties: There will be technicians ready to assist you with any technical difficulties accessing the Annual Meeting live audio webcast. Please be sure to check in by 10:45 a.m. EDT on September 6, 2024, (15 minutes prior to the start of the meeting is recommended), so that any technical difficulties may be addressed before the Annual Meeting live audio webcast begins. If you encounter any difficulties accessing the webcast during the check-in or meeting time, please email proxy@continentalstock.com or call 206-870-8565.

Q: What is a proxy?

A: A proxy is a person you appoint to vote on your behalf. By using any of the methods discussed above, you will be appointing as your proxies Jason Chen and Lynden Bass. They may act together or individually on your behalf and will have the authority to appoint a substitute to act as proxy. Whether or not you expect to attend the Annual Meeting, we request that you please use the means available to you to vote by proxy so as to ensure that your shares of Common Stock may be voted.

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Q: How can I vote if I own shares directly?

Many stockholders do not own shares registered directly in their name, but rather are “beneficial holders” of shares held in a stock brokerage account or by a bank or other nominee (that is, shares held “in street name”). Those stockholders should refer to “How can I vote if my shares are held in a stock brokerage account, or by a bank or other nominee?” below for instructions regarding how to vote their shares.

If, however, your shares are registered directly in your name with our transfer agent, Continental Stock Transfer and Trust Company, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you. You may vote in the following ways:

●	By Mail: Votes may be cast by mail, as long as the proxy card or voting instruction card is delivered in accordance with its instructions prior to 11:59 p.m., Eastern Time, on September 5, 2024. Stockholders who have received a paper copy of a proxy card or voting instruction card by mail may submit proxies by completing, signing and dating their proxy card or voting instruction card and mailing it in the accompanying pre-addressed envelope.

●	By Phone or Internet: Stockholders may vote by phone or Internet by following the instructions included in the proxy card they received.

Whichever method you select to transmit your instructions, the proxy holders will vote your shares in accordance with those instructions.

If you vote without giving specific voting instructions, your shares will be voted:

●	“FOR” the Class I Directors Proposal.

●	“FOR” the Nasdaq Proposal.

●	“FOR” the Auditor Ratification Proposal.

●	“FOR” the Adjournment Proposal.

If no specific instructions are given, the shares will be voted in accordance with the recommendation of our Board and as the proxy holders may determine in their discretion with respect to any other matters that properly come before the meeting.

Q: If I hold my shares in “street name,” what is the effect if I fail to give voting instructions to my broker or other nominee?

A: If your shares are held by a broker or other nominee, you must provide your broker or nominee with instructions on how to vote your shares for Proposal 1 and Proposal 2 in order for your shares to be counted. If you hold your shares in one of these ways, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares. If you hold your shares in street name, your broker, bank or other nominee has enclosed a voting instruction card for you to use in directing your broker, bank or other nominee in how to vote your shares. We encourage you to provide voting instructions to your broker, bank or other nominee.

Brokers, banks or other nominees that are member firms of the New York Stock Exchange (“NYSE”) and who hold shares in street name for customers have the discretion to vote those shares with respect to certain matters if they have not received instructions from the beneficial owners. Brokers, banks or other nominees will have this discretionary authority with respect to routine matters such as Proposals 3 and 4; however, they will not have this discretionary authority with respect to non-routine matters, including Proposals 1 and 2. With respect to non-routine matters, if beneficial owners do not provide voting instructions, these are called “broker non-votes.”

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In the event of a broker non-vote, such beneficial owners’ shares will be included in determining whether a quorum is present, but otherwise will not be counted. In addition, abstentions will be included in determining whether a quorum is present but otherwise will not be counted. Thus, a broker non-vote or an abstention will make a quorum more readily obtainable, but a broker non-vote or an abstention will not otherwise affect the outcome of a vote on a proposal that requires a plurality of the votes cast, and a broker non-vote will not otherwise affect the outcome of a vote on a proposal that requires a majority of the votes cast. An abstention with respect to a proposal that requires the affirmative vote of a majority of the outstanding shares will, however, have the same effect as a vote against the proposal. See “What vote is required to approve each proposal?” below.

We encourage you to provide voting instructions to the organization that holds your shares.

Q: What if I want to change my vote or revoke my proxy?

A: A registered stockholder may change his or her vote or revoke his or her proxy at any time before the Annual Meeting by attending and voting at the Annual Meeting, or submitting a later dated proxy card. We will count your vote in accordance with the last instructions we receive from you prior to the closing of the polls, whether your instructions are received by mail or at the Annual Meeting. If you hold your shares through a broker, bank or other nominee and wish to change your vote, you must follow the procedures required by your nominee.

Q:What is the effect of abstentions and broker non-votes?

A: Shares not present at the meeting and shares voted “WITHHOLD” will have no effect on the election of Directors. For the ratification of the appointment of BDO AG, abstentions will have the same effect as an “AGAINST” vote. Abstentions and broker non-votes regarding the Nasdaq Proposal will not be counted as votes cast and, accordingly, will not have an effect on the Nasdaq Proposal. If you are a beneficial owner and hold your shares in “street name” in an account at a bank or brokerage firm, it is critical that you cast your vote if you want it to count in the election of Directors. Under the rules governing banks and brokers who submit a proxy card with respect to shares held in “street name,” such banks and brokers have the discretion to vote on routine matters, but not on non-routine matters. Routine matters include the ratification of auditors. Non-routine matters include the election of Directors. Banks and brokers may not vote on the election of Directors proposal if you do not provide specific voting instructions. Accordingly, we encourage you to vote promptly, even if you plan to participate in the Annual Meeting. In tabulating the voting results for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal.

Q: Is my vote confidential?

A: Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide on their proxy card written comments, which are then forwarded to the Company’s Corporate Secretary.

Q: What is a quorum?

A: The holders of one-third of the 40,544,935 shares of Common Stock outstanding as of the Record Date, either present or represented by proxy, constitutes a quorum. A quorum is necessary in order to conduct the Annual Meeting. If you choose to have your shares represented by proxy at the Annual Meeting, you will be considered part of the quorum. Broker non-votes and abstentions will be counted as present for the purpose of establishing a quorum. If a quorum is not present by attendance the Annual Meeting or represented by proxy, the stockholders present by attendance at the meeting or by proxy may adjourn the Annual Meeting until a quorum is present. If an adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the meeting.

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Q: What vote is required to approve each proposal?

A: Class I Directors Election Proposal: A plurality of the votes cast at the Annual Meeting is required for the election of the Class I directors. This means that the three director nominees with the most votes for a particular director seat are elected to that seat. You may choose to vote or withhold your vote for such nominees. A properly executed proxy marked “WITHHOLD” with respect to the election of a director will not be voted with respect to the director indicated and will have no impact on the election of directors, although it will be counted for the purposes of determining whether there is a quorum.

Nasdaq Proposal. A majority of the shares of stock that are present or represented by proxy and entitled to vote at the Annual Meeting must be voted in favor of the Nasdaq Proposal A properly executed proxy marked “ABSTAIN” with respect to the proposal will not be voted, although it will be counted for the purposes of determining whether there is a quorum. Accordingly, if you choose to “ABSTAIN” with respect to either proposal, your abstention has the same effect as a vote “AGAINST.”

Auditor Ratification Proposal: A majority of the shares of stock that are present or represented by proxy and entitled to vote at the Annual Meeting must be voted in favor of the proposal. A properly executed proxy marked “ABSTAIN” with respect to the proposal will not be voted, although it will be counted for purposes of determining the number of shares of Common Stock present or represented by proxy and entitled to vote. Accordingly, if you choose to “ABSTAIN” with respect to either proposal, your abstention has the same effect as a vote “AGAINST.”

Proposal	Vote Required	Broker Discretionary Voting Allowed
No. 1 – Class I Directors Election Proposal	Plurality: Director nominees receiving the highest number of “FOR” votes	No

No. 2 – Nasdaq Proposal	Majority: Affirmative vote of a majority of shares outstanding and eligible to vote	No

No. 3 – Auditor Ratification Proposal	Majority: Affirmative vote of a majority of shares present and entitled to vote in person or by proxy	Yes
No. 4 – Adjournment Proposal	Majority: Affirmative vote of a majority of shares present and entitled to vote in person or by proxy	Yes

Q: What if additional proposals are presented at the Annual Meeting?

A: We do not intend to bring any other matter for a vote at the Annual Meeting, and we do not know of anyone else who intends to do so. However, with respect to any other business that properly comes before the Annual Meeting, your proxies are authorized to vote on your behalf using their judgment.

Q: Do the directors and officers of DIH have an interest in the outcome of the matters to be voted on?

A: Our directors and officers will not receive any special benefit as a result of the outcome of the matters to be voted on, except that our directors will receive compensation for such service as described later in this Proxy Statement under the heading “Executive and Director Compensation.”

Q: How many shares do the directors and officers of DIH beneficially own, and how do they plan to vote their shares?

A: Directors and executive officers, who, as of the Record Date, had beneficial ownership (or had the right to acquire beneficial ownership within 60 days following the Record Date) of approximately ____% of our outstanding Common Stock, are expected to vote, or direct the voting of their shares, in favor of the Class I Directors Election Proposal, in favor of the Nasdaq Proposal, in favor of the Auditor Ratification Proposal and in favor of the Adjournment Proposal.

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Q: Who will count the votes?

A: Advantage Proxy, Inc. (“Advantage Proxy”) will count the votes cast by proxy. A representative of Advantage Proxy will count the votes cast at the Annual Meeting and will serve as the inspector of election.

Q: Who can attend the Annual Meeting?

A: All stockholders as of the Record Date are invited to attend virtually the Annual Meeting.

Q: Are there any expenses associated with collecting the stockholder votes?

A: The Company will bear the cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. If you access the proxy materials over the Internet, you are responsible for Internet access charges you may incur. In addition, we will request banks, brokers and other intermediaries holding shares of our Common Stock beneficially owned by others to obtain proxies from the beneficial owners and will reimburse them for their reasonable expenses in so doing. Solicitation of proxies by mail may be supplemented by telephone, by electronic communications and personal solicitation by our officers, directors and employee. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and other materials to our stockholders. In addition, we have engaged Advantage Proxy to assist with coordinating our proxy solicitation efforts. We will pay the costs of soliciting proxies, in addition to a customary fee to Advantage Proxy for its services in serving as Inspector of Elections, hosting and coordinating the virtual meeting, vote tabulation, etc. We will also reimburse Advantage Proxy for any reasonable out-of-pocket expenses it incurs. Officers and other employees of the Company may solicit proxies in person, by electronic communication or by telephone but will receive no compensation for doing so, other than reimbursement for out-of-pocket expenses incurred.

Q: Where can you find the voting results?

A: Voting results will be reported in a Current Report on Form 8-K, which we will file with the SEC within four business days following the Annual Meeting.

Q: Who is our independent registered public accounting firm, and will they be represented at the Annual Meeting?

A: Effective March 12, 2024, the Audit Committee approved the appointment of BDO AG as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2024. Prior to that, Marcum LLP served as the Company’s independent registered public accounting firm. Marcum LLP had served as the Company’s independent registered public accounting firm from May 2, 2022 through March 12, 2024. We expect that one or more representatives of BDO AG will be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire, and will be available to answer appropriate questions at the end of the Annual Meeting.

Q: Why are you being asked to ratify the selection of BDO AG?

A: Although stockholder approval of our Audit Committee’s selection of BDO AG as our independent registered public accounting firm is not required, we believe that it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, the Audit Committee has agreed to reconsider its selection of BDO AG, but will not be required to take any action.

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements within the meaning of the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or the Private Securities Litigation Reform Act of 1995. Investors are cautioned that such forward-looking statements are based on our management’s beliefs and assumptions and on information currently available to our management and involve risks and uncertainties. Forward-looking statements include statements regarding our plans, strategies, objectives, expectations and intentions, which are subject to change at any time at our discretion. Forward-looking statements include our assessment from time to time of our competitive position, the industry environment, potential growth opportunities, the effects of regulation and events outside of our control, such as natural disasters, wars or health epidemics. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “hopes,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions.

Forward-looking statements are merely predictions and therefore inherently subject to uncertainties and other factors which could cause the actual results to differ materially from the forward-looking statement. These uncertainties and other factors include, among other things:

●	unexpected technical and marketing difficulties inherent in major research and product development efforts;

●	our ability to remain a market innovator, to create new market opportunities, and/or to expand into new markets;

●	the potential need for changes in our long-term strategy in response to future developments;

●	our ability to attract and retain skilled employees;

●	our ability to raise sufficient capital to support our operations and fund our growth initiatives;

●	unexpected changes in significant operating expenses, including components and raw materials;

●	any disruptions or threatened disruptions to our relations with our resellers, suppliers, customers and employees, including shortages in components for our products;

●	changes in the supply, demand and/or prices for our products;

●	the complexities and uncertainty of obtaining and conducting international business, including export compliance and other reporting and compliance requirements;

●	the impact of potential security and cyber threats or the risk of unauthorized access to our, our customers’ and/or our suppliers’ information and systems;

●	changes in the regulatory environment and the consequences to our financial position, business and reputation that could result from failing to comply with such regulatory requirements;

●	our ability to continue to successfully integrate acquired companies into our operations, including the ability to timely and sufficiently integrate international operations into our ongoing business and compliance programs;

●	failure to develop new products or integrate new technology into current products;

●	unfavorable results in legal proceedings to which we may be subject;

●	failure to establish and maintain effective internal control over financial reporting; and

●	general economic and business conditions in the United States and elsewhere in the world, including the impact of inflation.

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CORPORATE GOVERNANCE

Executive Officers and Directors

Our current executive officers and directors are as follows:

Name	Age	Position
Executive Officers:
Jason Chen	55	Chairman and Chief Executive Officer; Director
Lynden Bass	40	Chief Financial Officer; Director
Dr. Patrick Bruno	55	Chief Marketing Officer; Director
Class I Directors:
Jason Chen	55	Chairman and Chief Executive Officer; Director
Lynden Bass	40	Chief Financial Officer; Director
Dr. Patrick Bruno	55	Chief Marketing Officer; Director
Class II Directors:
Max Baucus	82	Director
F. Samuel Eberts III	64	Director
Class III Directors:
Ken Ludlum	71	Director
Cathryn Chen	35	Director

Name	Age	Position
Executive Officers:
Jason Chen	55	Chairman and Chief Executive Officer, Director
Lynden Bass	40	Chief Financial Officer, Director
Dr. Patrick Bruno	55	Chief Marketing Officer, Director
Class I Directors:
Jason Chen	55	Chairman and Chief Executive Officer, Director
Lynden Bass	40	Chief Financial Officer, Director
Dr. Patrick Bruno	55	Chief Marketing Officer; Director
Class II Directors:
Max Baucus*	82	Director
F. Samuel Eberts III**	64	Director
Class III Directors:
Ken Ludlum*	71	Director
Cathryn Chen*	35	Director

*“Independent Director” for purposes of the Nasdaq Listing Rules and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended.

**Lead Independent Director.

The following is biographical information regarding DIH executive officers and directors.

Jason Chen. Mr. Chen is the Founder, Chairman and CEO of DIH, a position he has held since September 2014. Before founding DIH, Mr. Chen served as the Senior Vice President and Managing Director of Global Sourcing of Cardinal Health, a Fortune 50 company. At Cardinal, Mr. Chen led its Global-wide strategic sourcing strategy as well as its Asia-wide business and operation as its Asia President. Mr. Chen’s other international experience include serving as Chief Financial Officer of GE Healthcare N.A. Services; Chief Financial Officer of GE CSI; General Manager of GE Healthcare Greater China Sourcing and Operations; and Business Development Manager at GE Corporate BD Group. Mr. Chen earned an Executive Masters degree (EMBA) from the Kellogg School of Business, Northwestern University in the United States; an MBA in Corporate Finance from CEIBS in China, and a post-graduate fellowship at London Business School in Britain. We believe Mr. Chen’s extensive healthcare background, in particular as founder of DIH, makes him a valuable member of our board.

Lynden Bass. Ms. Bass has served as Chief Financial Officer of DIH since March 2023. Previously, she assisted DIH on an outside consultant basis from January 2023 to officially joining DIH. From September 2019 through September 2022, Ms. Bass served as Vice President and Controller for Rather Outdoors Corporation, a privately-owned wholesaler and manufacturer. From September 2016 through May 2019, Ms. Bass was Chief Financial Officer of NaturChem Inc. Prior to these roles, she served as the Corporate Controller for Preferred Apartment Communities, Inc. a publicly traded real estate investment trust and began her career within the audit and assurance practice at Deloitte & Touche LLP, out of Atlanta, Georgia office. Ms. Bass holds a BBA in Accounting from Harding University. She is a Certified Public Accountant, licensed in the State of Georgia.

Dr. Patrick Bruno. Dr. Bruno serves as Chief Marketing Officer for DIH in its Hospital & Clinical Solutions Division as well as a Site Leader for the Production site of Hocoma in Switzerland. Dr. Bruno joined DIH in June 2017 as its Global Vice President of Sales and also served as its Chief Commercial Officer before assuming his current position in December 2020. Prior to joining DIH, Dr. Bruno was the Integration Manager, General Manager and Sales Director at Qiagen where he led global key account and commercialization strategies. Before that, he was with Siemens Healthcare where he held the position of CEO, Switzerland and has also held the position of Head of Product Management at Roche Diagnostics. Dr. Bruno holds a BBA, GSBA Zürich (Switzerland), a Master in Microbiology from the University of Innsbruck (Austria) and a Ph.D. in Biology from the University of Bologna (Italy). We believe Dr. Bruno’s extensive background with sales for DIH and similar companies makes him a valuable member of our board.

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Max Baucus. Ambassador Baucus was nominated in 2014 by President Barack Obama to serve as Ambassador of the United States of America to the People’s Republic of China, a position he held until 2017 . Ambassador Baucus formerly served as the senior United States Senator from Montana from 1978 to 2014 and was Montana’s longest serving U.S. Senator. While in the Senate, Ambassador Baucus was Chairman and Ranking Member of the Senate Committee on Finance (the “Finance Committee”). As chairman of the Finance Committee, he was the chief architect of the Affordable Health Care Act (ACA) which was signed by President Barack Obama into law March 23, 2009. In addition, as chairman of the Finance Committee, Ambassador Baucus led the passage and enactment of the Free Trade Agreements with 11 countries. While serving on the Senate Agriculture Committee, he led in securing reauthorization of numerous farm bills. As a member of the Committee on Environment and Public Works, he guided many highway bills and other infrastructure legislation to passage as well as leading the passage of The Clean Air Act of 1990. Before his election to the U.S. Senate, Ambassador Baucus represented Montana in the U.S. House of Representatives from 1975 to 1978. Ambassador Baucus earned a Bachelor’s and Juris Doctor degree from Stanford University. Ambassador Baucus currently has a consulting business, Baucus Group LLC, and advises several tech and bio tech companies as well as engaging in numerous public speaking engagements. He and his wife have also founded a public policy institute at the University of Montana School of Law, The Baucus Institute. We believe Ambassador Baucus’ extensive public service experience along with his consulting work for biotech companies makes him a valuable member of our board.

F. Samuel Eberts III. Sam Eberts is an accomplished senior executive and board member with over 25 years of success with Fortune 500 companies in health care, consumer, and industrial services. He chairs the Daerter Group, a venture firm in North Carolina and New York providing seed investment for promising start-ups in health care and IoT technology. He recently retired as the Chief Legal Officer, Corporate Secretary and Senior Vice President of Global Corporate Affairs for Laboratory Corporation of America® Holdings (NYSE: LH ). At LabCorp, Eberts led the Global Corporate Affairs group, with enterprise-wide responsibility for the global Legal, Compliance, Corporate Secretary, Shareholder Services, Public Policy/Government Relations, Communications, Community Affairs/Philanthropy, Privacy and Security functions. Mr. Eberts serves on the Board of Trustees for Endicott College in Beverly, Mass. and the Alamance Community College Foundation in Graham, N.C. He is the past Chair of Easter Seals/UCP of North Carolina and Virginia. Eberts serves on the advisory boards for the Woodrow Wilson Center for International Scholars in Washington, D.C. and the World Policy Institute in New York, non-partisan think tanks for global policy analysis. Previously, he was a partner and served on the Board and the Investment Committee for MedCap Funds in Boston, Mass., an early-stage health care technology fund and Alpha Marketing in Raleigh, a channel marketing firm. Eberts has served on the Health Care Policy Leadership Council at Harvard University’s Kennedy School and presently serves on the Corporate Governance Forum at Harvard Law School. He is a member of the Council for Entrepreneurial Development, one of the largest entrepreneurial networks in the United States and is an active mentor working with entrepreneurs providing practical, day-to-day professional advice and coaching. Mr. Eberts is a frequent speaker on healthcare and leadership and has served as a guest lecturer at Harvard University’s Kennedy School of Government, Duke and Wake Forest University Schools of Law, Baylor University School of Medicine and the University of Minnesota’s Carlson School of Management. He has also served as an Adjunct Associate Professor at the University of Texas School of Public Health, Division of Management, Policy and Community Health. We believe Mr. Eberts’ extensive legal experience with healthcare-related public companies makes him a valuable member of our board..

Ken Ludlum. Ken Ludlum is a board member and advisor to medical technology and life sciences companies. He has served on a dozen board of directors, six of them publicly traded, and has been Audit Committee Chair for all the publicly traded ones. He has also led Compensation and Nominating and Governance committees and other ad hoc committees as well, and has served as Chairperson of the Board twice. At NATUS Medical (NASDAQ:BABY), a $500 million revenue a year medical device and equipment company, he recently chaired the Audit and Compensation Committees. Ken also serves on the board and has led the Audit Committee at Personalis (NASDAQ:PSNL), a gene sequencing company, from when it was a private, venture backed company through its IPO. At IRIDEX (NASDAQ: IRDX), a laser ophthalmic company, Ken chairs the Audit and Nominating and Governance Committee and has served on other committees. And at Dermavant, a privately-owned, clinical stage biopharmaceutical company, he also chairs the Audit Committee and is on the Compensation Committee. Ken is a “qualified financial expert” under SEC rules and SOX regulations and has implemented SOX procedures and controls both as a board member and as a CFO. As Audit Committee Chair he has worked with all the major (and smaller) accounting firms, and as Compensation Committee Chair with several of the large compensation consultants. He is a member of the National Association of Corporate Directors and is familiar with activist activity, corporate governance matters and ISS and Glass Lewis guidelines. He holds a B. S. degree from Lehigh University and an MBA from Columbia Business School. Prior to 25 years in operating positions, Ken spent 10 years as an investment banker, primarily with Montgomery Securities. He has also worked at companies such as Revivant Corporation (Chairman, President & CEO) and Perclose, Inc. (CFO). At Montgomery Securities, he worked on the early financings for Amgen and took Genzyme public. With Revivant, a company that, with Dr. Thomas Fogarty, developed an automatic, hands free CPR device, he managed a successful sales launch, after which ZOLL Medical acquired the company. From 1996 – 2000, he was Chief Financial Officer at Perclose, an interventional cardiology company. During his five years at Perclose, sales grew from $2 million to a rate of $100 million a year, after which Abbott Laboratories purchased the company. Recently he served as CFO of CareDx, a molecular diagnostics company, where he led its initial public offering. Other previous companies he has been with have gone through initial public offerings, were acquired, or grew 10x in revenues and market value over the years. He has been a CFO of medical device, biotechnology and diagnostic companies. In addition to the above companies, Ken has served on the board of directors for Novacept Corporation, Thermage Corporation, AtheroMed (Chairman), Bridgeway Plan for Health and Kinetikos Medical, all companies that successfully developed and launched products and eventually were acquired by larger medical and healthcare organizations. He was also an Executive-in-Residence at a prominent VC firm. He has been a guest lecturer on entrepreneurship and growth company management at Stanford University, Columbia Business School and Lehigh University, and served as the first Executive-in-Residence at Lehigh College of Business & Economics. Ken has served on the board of The Hunters Point Boys & Girls Club and other non-profit organizations, and for four years served as the Head of the American Diabetes Association’s Annual Silicon Valley Luncheon Fund Raiser. We believe Mr. Ludlum’s financial and investment banking background and his public company experience make him a valuable member of our board.

Cathryn Chen. Since April 2023 , Cathryn Chen has served as Chief Financial Officer and Co-Vice Chairwoman of the Board of Directors of Aurora Technology Acquisition Corp. Ms. Chen served as the Chief Operating Officer and Co-Vice Chairwoman of the Board of Directors of Aurora Technology Acquisition Corp. from August 2021 until April 2023. Ms. Chen is the Managing Director of MarketX Ventures, a venture capital firm focused on growth to stage technologies investments, and the Founder & CEO of MarketX Inc., a fintech company with the mission to revolutionize the private markets. Founded in March 2015, MarketX Inc. is backed by 12 technology founder & CEOs and has completed over $250M in primary and secondary pre-IPO transactions. In 2020, she launched MarketX Ventures, a growth to late-stage focused venture fund, backed by technology executives such as the founders of Thrasio and Patreon. Prior to founding MarketX, Ms. Chen worked as an investment banker with prominent investment banks including Deutsche Bank, NM Rothschild, and JP Morgan in London, New York, and Hong Kong. During her investment banking career, Ms. Chen was involved with dozens of IPOs, M&As, and private placements including Alibaba, Omada Health, and Twitter. Since founding MarketX Ventures, Ms. Chen has worked with and is currently advising over 200 family offices globally. MarketX has invested in and transacted with a few dozen pre-IPO companies in the US, China, and Europe, with an aggregate market capitalization of over $500 billion. Previously, Ms. Chen was also an early employee with EverString Technology (“EverString”), an ad-tech company backed by Sequoia Capital & Lightspeed Partners that was later sold to ZoomInfo. Ms. Chen is a nextgen member of the Committee of 100, a non-profit organization (Ma founded the Committee of 100 with I.M. Pei and several other distinguished Chinese Americans in 1989 to give Chinese Americans a strong voice in U.S.-China relations and Asian American affairs). In 2008, Ms. Chen co-founded MoneyThink LA, a 501(c)3 non-profit that provides financial education to urban high school students around the nation. Its parent company, MoneyThink, received the “Champions of change” award from then-President Barrack Obama in 2012. Ms. Chen received her Bachelor’s degree from UCLA and General Course, London School of Economics and Political Science. We believe Ms. Chen’s extensive finance and investment banking background make her a valuable member of our board.

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Corporate Governance Philosophy

The business affairs of the Company are managed under the direction of our Chief Executive Officer and the oversight of our Board in accordance with the Delaware General Corporation Law, as implemented by the Company’s Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws. The fundamental role of the Board is to effectively govern the affairs of the Company in the best interests of the Company and our stockholders. The Board strives to ensure the success and continuity of our business through the selection of qualified management. It is also responsible for ensuring that the Company’s activities are conducted in a responsible and ethical manner. The Company is committed to having sound corporate governance principles.

The Board held 5 meetings or took action by unanimous written consent during fiscal year ended March 31, 2024. During the fiscal year ended March 31, 2024, no director attended fewer than 75% of the meetings of our board of directors and board committees of which the director was a member.

It is the policy of the Board that all directors should attend the annual meetings in person or by teleconference. This is the first Annual Meeting of the Company.

Director Qualification Standards and Review of Director Nominees

The Nominating and Corporate Governance Committee (the “Governance Committee”) makes recommendations to the Board regarding the size and composition of the Board. The Governance Committee is responsible for screening and reviewing potential Director candidates and recommending qualified candidates to the Board for nomination. The Governance Committee considers recommendations of potential candidates from current Directors, management and stockholders. Stockholders’ nominees for Directors must be made in writing and include the nominee’s written consent to the nomination and sufficient background information on the candidate to enable the Governance Committee to assess his or her qualifications. Nominations from stockholders must be addressed and received in accordance with the instructions set forth under “Stockholder Proposals or Nominations for 2025 Annual Meeting of Stockholders” later in this Proxy Statement in order to be included in the proxy statement relating to the next annual election of Directors.

Criteria for Board of Directors Membership

The Governance Committee is responsible for reviewing with the Board, from time to time, the appropriate skills and characteristics required of Board members in the context of the current size and composition of the Board.

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This assessment includes issues of diversity and numerous other factors, such as skills, background, experience and expected contributions in areas that are relevant to the Company’s activities. These factors, and any other qualifications considered useful by the Governance Committee, are reviewed in the context of an assessment of the perceived needs of the Board as a whole when the Governance Committee recommends candidates to the Board for nomination. As a result, the priorities and emphasis that the Governance Committee, and the Board, places on various selection criteria may change from time to time to take into account changes in business and other trends, and the portfolio of skills and experience of current and prospective members of the Board. Therefore, while focused on the achievement and the ability of potential candidates to make a positive contribution with respect to such factors, the Governance Committee has not established any specific minimum criteria or qualifications that a nominee must possess. In addition, the Governance Committee and the Board are committed to considering candidates for the Board regardless of gender, ethnicity and national origin. While the Company does not have a specific policy regarding diversity, when considering the nomination of Directors, the Governance Committee does consider the diversity of its Directors and nominees in terms of knowledge, experience, background, skills, expertise and other demographic factors. We believe that the considerations and the flexibility of our nomination process have created Board diversity of a type that is effective for our Company.

Director Independence

The Board has determined that, Ken Ludlum, Max Baucus, F. Samuel Eberts III and Cathryn Chen are “independent directors” for purposes of the NASDAQ Stock Market (“NASDAQ”) Listing Rules and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as the term applies to membership on the Board and the various committees of the Board. NASDAQ’s independence definition includes a series of objective tests, such as that the Director has not been an employee of the company within the past three years and has not engaged in various types of business dealings with the Company. As of June 21, 2024, the Board has appointed Mr. Eberts as Lead Independent Director (see below). In addition, as further required by NASDAQ Listing Rules, our Board has made an affirmative subjective determination as to each independent Director that no relationships exist which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director. In making these determinations, the Board reviewed and discussed information provided by the Directors and us with regard to each Director’s business and personal activities as they may relate to the Company and the Company’s management.

Board of Directors, Leadership Structure, and Executive Sessions

The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management. The Board understands that there is no single, generally accepted approach to providing Board leadership, and that given the dynamic and competitive environment in which we operate, the right Board leadership structure may vary as circumstances warrant. Our Corporate Governance Guidelines currently provide that the Board may choose to appoint a single person to a combined Chief Executive Officer and Chairman role or appoint a Chairman who does not also serve as Chief Executive Officer. Currently, our Chief Executive Officer also serves as Chairman. The Board believes this leadership structure is optimal for the Company at the current time, as it provides the Company with a Chief Executive Officer and Chairman with a long history of service in a variety of positions and who is, therefore, deeply familiar with the history and operations of the Company. The Board also believes that the current leadership structure provides independent oversight and management accountability through regular executive sessions of the independent Directors that are mandated by our Corporate Governance Guidelines. The Board recognizes that when the positions of Chairman and Chief Executive Officer are combined, or when the Chairman is not an independent director, it is imperative that the Board elect a strong Lead Independent Director with a clearly defined role and robust set of responsibilities and will annually elect a non-management, independent director to serve in the Lead Independent Director role. The Lead Independent Director shall have the following responsibilities (and may also perform other functions, upon request): (i) presiding at all meetings of the Board at which the Chairman is not present; (ii) presiding during Executive Sessions of the Board; (iii) calling meetings of the independent directors or the Board, as appropriate; (iv) facilitating discussion and open dialogue among the independent directors during Board meetings, Executive Sessions and outside of Board meetings; (v) briefing the Chairman and Chief Executive Officer on issues discussed during Executive Sessions; (vi) serving as a liaison among the Chairman and Chief Executive Officer and the other directors; (vii) together with the Chairman and Chief Executive Officer, approving Board meeting agendas and schedules to assure content and sufficient time for discussion of all agenda items; (viii) authorizing the retention of advisors and consultants who report directly to the Board, when appropriate; (ix) reviewing and reporting on the results of the Board and Committee assessments; (x) discussing Board and Committee performance, effectiveness and composition, including feedback from individual directors, with the Chairman and Chief Executive Officer and meeting individually with independent directors as needed; and (x) being available for consultation and direct communication with major investors and other stakeholders upon request.

The Role of the Board in Succession Planning

The Board believes effective succession planning, especially for the Chief Executive Officer, is important to the continued success of the Company. Pursuant to the Company’s Corporate Governance Guidelines, the Governance Committee will review and evaluate with the Board and the Chief Executive Officer the succession plans for the Company’s executive officers and make recommendations to the Board with respect to the selection of appropriate individuals to succeed these positions.

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Board Assessments

Pursuant to the Company’s Corporate Governance Guidelines, the Governance Committee will periodically oversee a self-evaluation of the Board to determine whether the Board and its committees are functioning effectively. As appropriate, the Governance Committee will make recommendations to the Board for areas of improvement. The self-evaluation shall include evaluation of (a) the Board’s and each committee’s contribution as a whole and effectiveness in serving the best interests of the Company and its stockholders, (b) specific areas in which the Board and management believe that the performance of the Board and its committees could be improved and (c) overall Board composition and makeup. The factors to be considered shall include whether the directors can and do provide the integrity, experience, judgment, commitment, skills, diversity and expertise appropriate for the Company. In assessing the directors, both individually and collectively, the Governance Committee may consider the current needs of the Board and the Company to maintain a balance of knowledge, experience, diversity and capability in various areas. The Governance Committee will also consider the independence of directors and the requirements imposed by applicable law and applicable Exchange listing requirements.

Board of Director’s Role in Risk Oversight

One of the key functions of our Board is informed oversight of our risk management process. Our Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various standing committees of the Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, and our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures. The Audit Committee also has the responsibility to issue guidelines and policies to govern the process by which risk assessment and management is undertaken, monitor compliance with legal and regulatory requirements, and oversee the performance of our internal audit function as well as cyber-security measures to address risks to our information technology systems, networks and infrastructure from deliberate attacks or unintentional events that could interrupt or interfere with their functionality or the confidentiality of our information. Our Chief Financial Officer was appointed by the Audit Committee of the Board as the Audit Committee member with primary risk oversight responsibility for cybersecurity issues. Our Governance Committee monitors the effectiveness of our Corporate Governance Guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs have the potential to encourage excessive risk-taking.

Stockholder Communications with Directors

Stockholders who wish to communicate with the Board or an individual Director may do so by sending written correspondence by mail to: the Board or individual Director, c/o the Chief Executive Officer of the Company at 77 Accord Drive, Suite D-1, Norwell, MA 02061. The mailing envelope or cover letter must contain a clear notation indicating that the enclosed correspondence is a “Stockholder Board Communication.” All such communications must identify the author as a stockholder and clearly state whether the intended recipients are all or individual members of the Board. The Corporate Secretary will maintain a log of such communications and make copies of all such communications and circulate them to the full Board or the appropriate Directors.

Indemnification of Directors and Officers

As required by our Amended and Restated Certificate of Incorporation, we indemnify our Directors and officers to the fullest extent permitted by law so that they will be free from undue concern about personal liability in connection with their service to the Company. We also have entered into agreements with our Directors and officers that contractually obligate us to provide this indemnification. We purchased a policy of directors’ and officers’ liability insurance that insures our officers and directors against the cost of defense, settlement or payment of a judgment in some circumstances and insures us against our obligations to indemnify our officers and directors. These agreements may discourage shareholders from bringing a lawsuit against our directors for breach of their fiduciary duty or have the effect of reducing the likelihood of derivative litigation against officers and directors, even though such an action, if successful, might otherwise benefit us and our shareholders. Furthermore, a shareholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against officers and directors pursuant to these indemnification provisions.

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Code of Ethics

All of our employees, including our Chief Executive Officer and Chief Financial Officer, are required to abide by our Code of Ethics to ensure that our business is conducted in a consistently legal and ethical manner. These policies form the foundation of a comprehensive process that includes compliance with corporate policies and procedures, an open relationship among colleagues that contributes to good business conduct, and a commitment to honesty, fair dealing and full compliance with all laws and regulations affecting the Company’s business. Our policies and procedures cover all major areas of professional conduct, including employment policies, conflicts of interest, intellectual property and the protection of confidential information, as well as strict adherence to laws and regulations applicable to the conduct of our business.

As required by the Sarbanes-Oxley Act of 2002, our Audit Committee has procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

The full text of our Code of Ethics is posted on our website at www.dih.com on the “Investor Relations - Corporate Governance” page, and also included as Exhibit 14 to the Form 10-K.

We will disclose any future amendments to, or waivers from, provisions of these ethics policies and standards on our website as promptly as practicable, as may be required under applicable SEC and Nasdaq rules and, to the extent required, by filing Current Reports on Form 8-K with the SEC disclosing such information.

Corporate Governance Guidelines

We have adopted a Nominating and Corporate Governance Committee Charter that address the composition of the Board, criteria for Board membership and other Board governance matters. These guidelines are available on our website at www.dih.com on the “Investor Relations - Corporate Governance” page.

Audit Committee Charter

We have adopted an Audit Committee Charter that address the Company’s accounting and financial reporting processes. These guidelines are available on our website at www.dih.com on the “Investor Relations - Corporate Governance” page.

Compensation Committee Charter

We have adopted a Compensation Committee Charter that address the Company’s compensation structure. These guidelines are available on our website at www.dih.com on the “Investor Relations - Corporate Governance” page.

Insider Trading Policy

We have adopted an insider trading policy available on our website at www.dih.com on the “Investor Relations - Corporate Governance – Governance Overview” page.

Policy Prohibiting Hedging or Pledging of Securities

Under our insider trading policy, our employees, including our officers and the members of our Board, are prohibited from, directly or indirectly, among other things, (1) engaging in short sales, (2) trading in publicly-traded options, such as options, warrants, puts and calls, and other similar instruments on our securities, (3) hedging transactions (including, without limitation, prepaid variable forward sale contracts, equity swaps, collars and exchange funds), or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our securities, (4) pledging any of our securities as collateral for any loans, (5) holding our securities in a margin account and (6) placing standing or limit orders on our securities.

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Clawback Policy

We have adopted Clawback Policy which is available on our website at www.dih.com on the “Investor Relations - Corporate Governance - Governance Overview” page.

Board and Committee Membership

Our Board currently consists of seven members. The Board is classified into three classes: Class I, Class II and Class III. The number of directors in each class is as equal as possible. The Class I Directors stand appointed for a term expiring at this Annual Meeting, the Class II Directors stand appointed for a term expiring at the 2025 annual meeting and the Class III Directors stand appointed for a term expiring at the 2026 annual meeting. Directors appointed to succeed those directors whose terms expire are appointed for a term of office to expire at the third succeeding annual general meeting after their appointment. Except as applicable law may otherwise require, in the interim between annual general meetings or extraordinary general meetings called for the appointment of directors and/or the removal of one or more directors and the filling of any vacancy, additional directors and any vacancies in the board of directors, including unfilled vacancies resulting from the removal of directors for cause, may be filled by the vote of a majority of the remaining directors then in office, even though a quorum may not be present at any meeting of the directors, or by the sole remaining director. All directors hold office until the expiration of their respective terms of office and until their successors have been appointed. A director appointed to fill a vacancy resulting from the death, resignation or removal of a director serves for the remainder of the full term of the director whose death, resignation or removal has created the vacancy and until his successor has been appointed.

Audit Committee

The members of the Audit Committee are Ken Ludlum (Chair), Max Baucus and Cathryn Chen. The Board has determined that each member is independent under the Nasdaq listing standards and Rule 10A-3(b)(1) of the Exchange Act. The Board has determined that Ken Ludlum is an “audit committee financial expert” within the meaning of SEC regulations. The Board has also determined that each member of the audit committee has the requisite financial expertise required under the applicable Nasdaq requirements. In arriving at this determination, the board of directors has examined each audit committee member’s scope of experience and the nature of their employment in the corporate finance sector.

Compensation Committee

The members of the Compensation Committee are Max Baucus (Chair), Ken Ludlum and Cathryn Chen. The Board has determined that each member is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act and an “outside director” as that term is defined in Section 162(m) of the Internal Revenue Code of 1986, as amended. The Board has also determined that each member is independent under SEC regulations and Nasdaq listing standards. The primary purpose of the compensation committee is to discharge the responsibilities of the board of directors to oversee its compensation policies, plans and programs and to review and determine the compensation to be paid to its executive officers, directors and other senior management, as appropriate and to nominated candidates for the Board.

Nominating and Corporate Governance Committee

The members of the Nominating and Corporate Governance Committee are F. Samuel Eberts III (Chair), and Cathryn Chen. The Board has determined each member is independent under the Nasdaq listing standards. The primary purpose of the governance committee is to evaluate the performance of the Board and of individual directors and review developments in corporate governance practices.

Compensation Committee Interlocks and Insider Participation

None of our officers currently serves, or in the past year has served, as a member of the Compensation Committee of any entity that has one or more officers serving on our Board of Directors.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires DIH’s directors, officers and stockholders who beneficially own more than 10% of any class of equity securities of the Company registered pursuant to Section 12 of the Exchange Act, collectively referred to herein as the “Reporting Persons,” to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to the Company’s equity securities with the SEC. All Reporting Persons are required by SEC regulation to furnish us with copies of all reports that such Reporting Persons file with the SEC pursuant to Section 16(a). Based solely on our review of the copies of such reports and upon written representations of the Reporting Persons received by us, we believe that all transactions were timely reported during the fiscal year ended March 31, 2024.

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EXECUTIVE AND DIRECTOR COMPENSATION

Executive Compensation

The Company is a “smaller reporting company” as defined by the SEC, and an “emerging growth company” as defined in the JOBS Act, and therefore is not required to provide, and does not purport to provide, all of the disclosures required for a “Compensation Discussion and Analysis” as set forth in the rules promulgated by the SEC. Therefore, the Company is providing a brief overview of its executive compensation program and has elected to comply with the scaled disclosure requirements applicable to emerging growth companies.

To achieve our goals, we have designed, and intend to modify as necessary, our compensation and benefits programs to attract, retain, incentivize and reward deeply talented and qualified executives who share our philosophy and desire to work towards achieving our goals. We believe our compensation programs should promote the success of the Company and align executive incentives with the long-term interests of our stockholders. This section provides an overview of the material components of our executive compensation programs, including a narrative description of the material factors necessary to understand the information disclosed in the summary compensation table below. The following is a discussion and analysis of the material components of the compensation arrangements of DIH’s named executive officers for the fiscal year ended March 31, 2024.

For the fiscal years ended March 31, 2024 and March 31, 2023, DIH’s “named executive officers” and their positions were as follows:

Jason Chen, Chief Executive Officer
Lynden Bass, Chief Financial Officer
Patrick Bruno, Chief Marketing Officer

This discussion may contain forward-looking statements that are based on DIH’s current plans, considerations, expectations and determinations regarding future compensation programs. The actual compensation programs that DIH adopts following the completion of this offering may differ materially from the currently planned programs summarized in this discussion.

Compensation Philosophy

The Company’s executive compensation program is designed to enable the Company to provide competitive compensation packages that attract, retain and motivate talented executives and managers while aligning management’s and stockholders’ interests in the enhancement of Company performance and stockholder value.

The Company’s executive compensation program uses multiple elements to deliver a total package consisting of base salary, annual cash incentive awards and long-term incentive compensation in the form of equity awards, which are heavily weighted toward variable compensation tied to Company performance and stock price performance. The Compensation Committee reviews each element separately but also considers the relative mix of compensation and benefit offerings when making compensation decisions. In addition, the Compensation Committee retains discretion to make adjustments it deems advisable to balance the Company’s overall performance and the individual performance of the Company’s executive officers with our “pay for performance” philosophy.

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Summary Compensation Table

Fiscal Years Ended March 31, 2023 and March 31, 2024 Base Salaries

The named executive officers (“NEOs”) receive a base salary to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities.

Name and Principal Position	Year	Salary ($)		Stock Awards ($)	Nonequity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Jason Chen	2024	384,000		—	—	(4)	384,000	(4)
Chief Executive Officer	2023	384,000		—	—	—	384,000

Lynden Bass	2024	280,000		—	—	(5)	280,000	(5)
Chief Financial Officer	2023	13,481	(1)	—	—	—	13,481	(1)

Patrick Bruno	2024	406,457		—	(3)	453,430 (6)	859,887	(6)
Chief Marketing Officer	2023	353,626		—	(3)	185,230	538,856

(1)	Ms. Bass became our Chief Financial Officer on March 15, 2023. For the fiscal year ended March 31, 2023, Ms. Bass received a salary of $13,481 which reflects the period of March 15, 2023 thru March 31, 2023. Ms. Bass’ annual salary is $280,000.

(2)	Mr. Bruno’s salary is denominated in Swiss Francs. At fiscal year-end, this translated into US$348,040.

(3)	Mr. Bruno participates in a Swiss pension plan.

(4)	Mr. Chen is also eligible for a performance-based cash bonus of up to $190,000, the exact amount of which will be determined by DIH’s board of directors based on a review of his performance for the year ended March 31, 2024.

(5)	Ms. Bass is also eligible for a performance-based cash bonus of up to $140,000, the exact amount of which will be determined by DIH’s board of directors based on a review of her performance for the year ended March 31, 2024.

(6)	Mr. Bruno is also eligible for a performance-based cash bonus of up to $174,000, the exact amount of which will be determined by DIH’s board of directors based on a review of his performance for the year ended March 31, 2024. The amounts include the payout of bonuses and long-term incentive plan for the years ended March 31, 2024 and 2023.

Fiscal Years Ended March 31, 2023 and March 31, 2024 Bonuses

DIH has historically not paid discretionary annual bonuses.

Equity Compensation

No stock options have been granted to DIH’s NEOs during fiscal years ended March 31, 2023 and March 31, 2024.

Other Elements of Compensation — Employee Benefits and Perquisites

Health/Welfare Plans. During their employment, DIH’s named executive officers are eligible to participate in DIH’s employee benefit plans and programs, including medical and dental benefits, to the same extent as DIH’s other full-time employees, subject to the terms and eligibility requirements of those plans.

Pension Benefits

Patrick Bruno participates in a Swiss pension plan. None of our other executive officers, including any of our other NEOs, participate in any defined benefit pension plans.

Nonqualified Deferred Compensation

None of our executive officers, including any of our NEOs, participate in any non-qualified deferred compensation plans, supplemental executive retirement plans or any other unfunded retirement arrangements.

Other Benefits and Perquisites

We provide benefits to our executive officers, including our NEOs, on a similar basis as provided to all of our employees, including health, dental and vision insurance; life insurance; accidental death and dismemberment insurance; short-term and long-term disability insurance; a health savings account and flexible spending accounts. We do not maintain any executive-specific benefit or perquisite programs outside of financial planning services.

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Deductibility of Executive Compensation

Section 162(m) of the Code limits the amount that we may deduct from our U.S. federal taxable income for compensation paid to persons who are “covered employees” for purposes of Section 162(m), to $1 million per covered employee per year. While we are mindful of the benefit of full tax deductibility of compensation, we also value the flexibility of compensating our executive officers in a manner that can best promote our corporate objectives. Therefore, the Compensation Committee and the Board may approve compensation that may not be fully deductible because of the limitation of Section 162(m).

No Tax Reimbursement of Parachute Payments and Deferred Compensation

We do not provide any executive officer, including any NEO, with a “gross-up” or other reimbursement payment for any tax liability that he or she might owe as a result of the application of Sections 280G, 4999 or 409A of the Code, and we have not agreed and are not otherwise obligated to provide any executive officer, including any NEO, with such a “gross-up” or other reimbursement.

Outstanding Equity Awards at Fiscal Years-Ended March 31, 2023 and March 31, 2024.

There were no equity awards of any type outstanding as of March 31, 2023 and March 31, 2024.

Executive Officer Offer Letters

Each of the current NEOs has entered into an offer letter agreement with DIH. The employment of each officer is “at will” and the agreement may be terminated by either party, with or without cause, without the payment of any severance.

Pursuant to Mr. Chen’s offer letter, Mr. Chen is entitled to an initial annual base salary of $384,000. Mr. Chen is also eligible for a performance-based cash bonus of up to $190,000, the exact amount of which will be determined by DIH’s board of directors based on a review of his performance for the year ended March 31, 2024.

Pursuant to Ms. Bass’s offer letter, Ms. Bass is entitled to an initial annual base salary of $280,000. Ms. Bass is also eligible for a performance-based cash bonus of up to $140,000, the exact amount of which will be determined by DIH’s board of directors based on a review of her performance for the year ended March 31, 2024.

Pursuant to Mr. Bruno’s offer letter, Mr. Bruno is entitled to an initial annual base salary of $348,040. Mr. Bruno is also eligible for a performance-based cash bonus of up to $174,000, the exact amount of which will be determined by DIH’s board of directors based on a review of his performance for the year ended March 31, 2024.

Non-Employee Director Compensation

During the fiscal year ended March 31, 2024, DIH’s non-employee directors received the following cash and equity compensation for their service in such capacity.

Name	Fees Earned or Paid ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Max Baucus	0	0	—	0
F. Samuel Eberts III	0	0	—	0
Ken Ludlum	0	0	—	0
Cathryn Chen	0	0	—	0

As of July 29, 2024, DIH’s non-employee directors received the following cash and equity compensation for their service in such capacity. All cash payments to directors are paid monthly on a pro-rated basis.

Name	Fees Earned or Paid ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Max Baucus (1)	83,333	0	—	83,333
F. Samuel Eberts III (2)	41,667	0	—	41,667
Ken Ludlum (3)	83,333	0	—	83,333
Cathryn Chen (4)	41,667	0	—	41,667

(1) Post fiscal year ended March 31, 2024, Mr. Baucus is entitled to receive on an annual basis: (a) $200,000 in cash fees and (b) $100,000 in shares of Common Stock, as compensation for his service as director.

(2) Post fiscal year ended March 31, 2024, Mr. Eberts is entitled to receive on an annual basis: (a) $100,000 in cash fees and (b) $200,000 in shares of Common Stock, as compensation for his service as director.

(3) Post fiscal year ended March 31, 2024, Mr. Ludlum is entitled to receive on an annual basis: (a) $200,000 in cash fees and (b) $100,000 in shares of Common Stock, as compensation for his service as director.

(4) Post fiscal year ended March 31, 2024, Ms. Chen is entitled to receive on an annual basis: (a) $100,000 in cash fees and (b) $200,000 in shares of Common Stock, as compensation for her service as director.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

DIH Related Party Transactions

Parties are considered related to DIH if the parties, directly or indirectly, through one or more intermediaries, control, are controlled by, or are under common control with DIH. Related parties also include principal owners of DIH, its management, members of the immediate families of principal owners of DIH and its management and other parties with which DIH may deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests. DIH discloses all related party transactions.

Transactions with DIH

DIH has not historically operated as a standalone business and has had various transactional relationships with DIH Cayman, a company formed in the Cayman Islands (“DIH Cayman”). Consistent with the basis of presentation in DIH’s financial statements presented elsewhere in this proxy statement, net parent company investment is primarily impacted by net funding provided by or distributed to DIH Cayman.

DIH and DIH International (“DIH Hong Kong”) are wholly owned subsidiaries of DIH Cayman. As of July 29, 2024, DIH Cayman remains the largest stockholder of the Company and continues to own 100% interest in DIH Hong Kong.

Reorganization and Transaction with DIH Cayman and DIH Hong Kong

While the Company’s businesses have historically functioned together with the other businesses controlled by DIH Cayman, the Company’s businesses are largely isolated and not dependent on corporate or other support functions. DIH Hong Kong is a wholly-owned subsidiary of DIH Cayman and the Company was a wholly-owned subsidiary of DIH Cayman prior to closing of the Business Combination.

On July 1, 2021, DIH Cayman completed a series of reorganization steps to transfer DIH US Corp and its subsidiaries and Hocoma Medical GmbH from Hocoma AG to DIH Holding US Inc., Nevada, effectively creating the Company as explained in the Hocoma AG and share transfers section below. The reorganization was accounted for as a common control transaction and the assets contributed and liabilities assumed were recorded based on their historical carrying values.

Subsequent to the year ended March 31, 2022, the Company did not incur significant transactions with DIH Cayman or DIH Hong Kong. The balances recorded under “Due from relate party” and “Due to related party” are derived from historical transactions. The table below summarizes related party balances with DIH Hong Kong excluding Hocoma AG and Motek as of March 31, 2024 and 2023

	As of March 31,
	2024	2023
Due from related party	$2,586	$2,456
Due to related party	$1,470	$1,311

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Hocoma AG and share transfers

On July 1, 2021, Hocoma AG entered into a series of agreements with the Company and its subsidiaries to transfer all business aspects of development and production of mechanical and electronic devices in the fields of medical technology and biotechnology to Hocoma Medical GmbH.

Between July 2021 and January 2024, Hocoma AG operated as a single entity, with all business operations conducted at Hocoma AG while all personnel, except for two employees managing the MDR certification, were employed by Hocoma Medical. The EU MDR 2017/745 came into effect in May 2021. All medical devices certified under the previous Medical Device Directive (MDD) must certify to the new requirements to ensure that they can continue to be sold in the European market. Hocoma AG holds the MDR certification, which cannot legally be transferred to Hocoma Medical. Upon the lifting of the injunction, management performed a carve out of these entities to reflect the transfer from Hocoma AG to Hocoma Medical GmbH in July 2021.

Transfer ownership of DIH US Corp to DIH Nevada:

Hocoma AG and DIH Nevada entered into a share purchase agreement effective on July 1, 2021, in which Hocoma AG agreed to sell all 10,000 shares of DIH US Corp and intercompany balances totaling $7.80 million between DIH US Corp and Hocoma AG to DIH Nevada. The purchase price was settled through a Note Agreement accruing interest at a rate of 1.25% annually (“Share Purchase Note”). The note has a term of 5 years, due on June 30, 2026, with prepayment allowed.

Contribution net assets to Hocoma Medical:

In a Contribution Agreement effective on July 1, 2021, Hocoma AG agreed to contribute its business to Hocoma Medical GmbH. The contributed business was valued at USD 10.47 million as amended where Hocoma Medical GmbH was a wholly owned subsidiary of Hocoma AG at the time. The Contribution Agreement explicitly excluded the intellectual property rights specified in the Contribution Agreement. Additionally, the assets excluded all 10,000 shares of DIH US Corporation and certain intercompany balances. The Agreement specifically excludes from these liabilities all indebtedness of Hocoma AG related to the contributed business as of the effective date, as well as any liability for taxes relating to the contributed business as of the effective date.

Transfer of ownership in Hocoma Medical to DIH Nevada:

Under a separate Share Purchase Agreement effective on July 1, 2021, Hocoma AG transferred all ownership in Hocoma Medical GmbH in the form of 200 membership interests to DIH Nevada for $10.47 million, based on the final valuation. The purchase price was settled through a Note Agreement with an interest rate of 1.25% (“Membership Interest Note”). The note was agreed for a term of 5 years, due on June 30, 2026, with prepayment allowed.

Transfer of intellectual property to DIH US Corp:

In a business/asset, share, and IP purchase agreement on July 12, 2021, which was amended on August 3, 2021 Hocoma AG transferred intellectual property rights as listed in the Annex to the agreement to DIH Technology Inc. (a wholly owned subsidiary of DIH US Corp) for $1.57 million through a note agreement. The note payable formalized in a note agreement effective July 1, 2021, with an interest rate of 1.25% (“IP Note”). The note was agreed for a term of 5 years, due on June 30, 2026, with prepayment allowed.

The Share Purchase Note, Membership Interest Note and IP Note together are referred to as “Related Party Notes”.

Hocoma Medical GmbH has made periodically payments on the principal and interests of the Related Party Notes, resulting from the transfer of the business and assets above.

Additionally, the two employees who remained at Hocoma AG provided services for the business of Hocoma Medical. Historically, an immaterial premium was charged to the cost of the employees.

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As of March 31, 2024 and 2023, the balances of Related Party Notes were $11,457 and $17,301, respectively included in Note payable - related party”. The decrease resulted from the Company’s payments of principal on Related Party Notes owed to Hocoma AG.

In addition to the Related Party Notes, as of March 31, 2024 and 2023, the Company recorded a related party balance of $(267) and $1,992, respectively, representing cash balances owed by Hocoma AG. As part of the transfer discussed above, the Company also recorded a long-term related party receivable for $324 as of March 31, 2024 and 2023, included in “Other assets”.

Motek Group

The Company has entered into a distribution agreement with the Motek Group. The agreement, which has been historically in place, appoints the Company as the exclusive distributor of Motek’s advanced human movement research and rehabilitation products and services designed to support efficient functional movement therapy within specified territories. Under the distribution agreement, Motek supplies the products and services to the Company at the prices detailed in the agreement, with the Company entitled to a distributor margin. Motek provides ongoing support and assistance, including training, marketing materials, and technical documentation to the Company.

For the years ended March 31, 2024 and 2023, the Company made purchases amounting to $13,599 and $11,869, respectively, from the Motek Group.

As part of these transactions, the Company made advance payments to Motek, included in “Due from related party,” and also had trade payables, included in “Due to related party.” The balances as of March 31, 2024 and 2023 are as follows:

	As of March 31,
	2024	2023
Due from related party	$3,367	$1,934
Due to related party	$8,667	$5,530

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND OFFICERS

The following table sets forth certain information known to us regarding the beneficial ownership of our Common Stock as of the Record Date (except where otherwise noted) by:

●	each stockholder known by DIH to own beneficially more than 5% of our Common Stock;

●	each of our named executive officers (as that term is defined later in this Proxy Statement under the heading “Executive and Director Compensation”);

●	each of our directors; and

●	all directors and executive officers as a group.

Percentage ownership in the following table is based on 40,544,935 shares of Common Stock outstanding as of the Record Date. We have determined beneficial ownership in the table in accordance with the rules of the SEC. In computing the number of shares beneficially owned by any person or group of persons and the percentage ownership of that person or group, shares of Common Stock that may be acquired within 60 days of July 29, 2024 subject to options or other rights held by such person, are deemed to be beneficially owned by such person and outstanding for the calculation of such person’s percentage ownership. These shares are not considered to be outstanding for computing the percentage ownership of any other person. To our knowledge, each stockholder identified in the table possesses sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by such stockholder unless noted otherwise, subject to community property laws where applicable.

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Name and Address of Beneficial Owner	Shares Owned		Percentage Ownership
Directors and Executive Officers
Jason Chen(1)	14,085,241		34.7
Lynden Bass	—		—
Dr. Patrick Bruno	—		—
Max Baucus	—		—
F. Samuel Eberts III	—		—
Ken Ludlum	—		—
Cathryn Chen(2)	7,620,173	(5)	17.4
All Directors and Executive Officers as a Group (7 Persons)	21,705,414	(5)	49.58
5% or Greater Stockholders
DIH Technology Ltd.(1)(3)	14,085,241		34.7
ATAC Sponsor LLC(2)(4)	7,620,173	(5)	17.4
Five Narrow Lane, L.P.(7)	2,190,000	(6)	5.1

* Less than 1%

(1)	Jason Chen does not own any shares of DIH directly but may be deemed to have indirect ownership of DIH through his ownership of approximately 42% of the outstanding shares of DIH Technology Ltd. He does not have voting or dispositve power over the shares of DIH owned by DIH Technology Ltd. As a result of the completion of the Business Combination, he continues to have an indirect ownership of shares of DIH through his ownership of DIH Technology Ltd. but does not have voting or dispositive power over such shares.

(2)	ATAC Sponsor LLC (the “Former Sponsor”) is the record holder of the shares reported herein. Zachary Wang, Cathryn Chen and Yida Gao are managing members of the Former Sponsor. Consequently, Cathryn Chen may be deemed the beneficial owner of the shares held by the Former Sponsor and have voting and dispositive control over such securities. Ms. Chen disclaims beneficial ownership of any shares other than to the extent she may have a pecuniary interest therein, directly or indirectly.

(3)	The business address for DIH Technology Ltd is P.O. Box 61, 3rd Floor Harbour Centre, North Church Street, Grand Cayman, KY1-1102, Cayman Islands.

(4)	The business address for the Former Sponsor is 4 Embarcadero Center, Suite 1449, San Francisco, CA 94105.

(5)	Includes 3,235,000 shares of Common Stock underlying the Private Placement Warrants held by ATAC Sponsor LLC.

(6)	Includes up to (i) 660,000 shares of Common Stock, issuable upon conversion of the 8% Original Issue Discount Senior Secured Convertible Debenture (the “Debenture”) purchased by Five Narrow Lane, L.P. pursuant to a Securities Purchase Agreement dated June 7, 2024, (ii) up to 1,200,000 shares of Common Stock issuable in connection with the payment of required monthly redemption payments on the Debenture which may be made in shares of Common Stock in lieu of cash; and (iii) up to 330,000 shares of Common Stock underlying the Warrant issued to Five Narrow Lane, L.P. in connection with the purchase of the Debenture. Pursuant to the beneficial ownership limitation set forth in the Debenture and Warrant, Five Narrow Lane is restricted from effecting any conversion of the Debenture or exercise of the Warrant which would result in an excess of 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon such conversion and/or exercise.

(7)	The business address for Five Narrow Lane, L.P. is 510 Madison Avenue, 14th Floor, New York, NY 10022.

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PROPOSAL 1:
ELECTION OF DIRECTORS

Our Board consists of seven members. Directors are divided into three classes with each class serving a staggered three (3)-year term. At each annual meeting of stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of Stockholders held in the third year following their year of election. After this election, the terms of Class I, II and III directors will expire at the annual meeting of stockholders to be held in 2027, 2025 and 2025 respectively. Each director will hold office for the term to which he or she is elected or until his or her successor is duly elected and qualified. Mr. Jason Chen, Ms. Lynden Bass and Dr. Patrick Bruno are Class I directors whose terms will expire at this 2024 annual meeting of stockholders and stand for re-election at the Annual Meeting. Mr. Max Baucus and Mr. F. Samuel Eberts III are Class II directors, whose terms will expire at the 2025 annual meeting of stockholders. Mr. Ken Ludlum and Ms. Cathryn Chen are Class III directors, whose terms will expire at the 2026 annual meeting of stockholders.

The Nominating and Corporate Governance Committee of the Board of Directors has nominated Jason Chen, Lynden Bass and Dr. Patrick Bruno for re-election as Class I directors at the Annual Meeting, each for a three-year term that will end in 2027 or until their successors are elected and qualified. All of the nominees recommended by the Board are currently serving as directors, and each nominee has consented to serve as a nominee for election to the Board, to being named in this Proxy Statement and, if elected by our stockholders, to serve as members of the Board until our 2027 annual meeting. The persons designated as proxies in the accompanying proxy card intend to vote “FOR” such nominees, unless a contrary instruction is indicated on the proxy card. If for any reason any nominee should become unavailable for election, the persons designated as proxies in the proxy card may vote the proxy for the election of another person nominated as a substitute by the Board, if any person is so nominated.

Class I Directors

Term expiring at this 2024 annual meeting of stockholders –

Nominated for re-election

Name:	Age	Title
Jason Chen	55	Chairman and Chief Executive Officer; Director
Lynden Bass	40	Chief Financial Officer; Director
Dr. Patrick Bruno	55	Chief Marketing Officer; Director

Jason Chen. Mr. Chen is the Founder, Chairman and CEO of DIH, a position he has held since September 2014. Before founding DIH, Mr. Chen served as the Senior Vice President and Managing Director of Global Sourcing of Cardinal Health, a Fortune 50 company. At Cardinal, Mr. Chen led its Global-wide strategic sourcing strategy as well as its Asia-wide business and operation as its Asia President. Mr. Chen’s other international experience include serving as Chief Financial Officer of GE Healthcare N.A. Services; Chief Financial Officer of GE CSI; General Manager of GE Healthcare Greater China Sourcing and Operations; and Business Development Manager at GE Corporate BD Group. Mr. Chen earned an Executive Master’s degree (EMBA) from the Kellogg School of Business, Northwestern University in the United States; an MBA in Corporate Finance from CEIBS in China, and a post-graduate fellowship at London Business School in Britain. We believe Mr. Chen’s extensive healthcare background, in particular as founder of DIH, makes him a valuable member of our board.

Lynden Bass. Ms. Bass has served as Chief Financial Officer of DIH since March 2023. Previously, she assisted DIH on an outside consultant basis from January 2023 to officially joining DIH. From September 2019 through September 2022, Ms. Bass served as Vice President and Controller for Rather Outdoors Corporation, a privately-owned wholesaler and manufacturer. From September 2016 through May 2019, Ms. Bass was Chief Financial Officer of NaturChem Inc. Prior to these roles, she served as the Corporate Controller for Preferred Apartment Communities, Inc. a publicly traded real estate investment trust and began her career within the audit and assurance practice at Deloitte & Touche LLP, out of Atlanta, Georgia office. Ms. Bass holds a BBA in Accounting from Harding University. She is a Certified Public Accountant, licensed in the State of Georgia. We believe Ms. Bass is a valuable member of our board due to her extensive financial reporting and public company experience.

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Dr. Patrick Bruno. Dr. Bruno serves as Chief Marketing Officer for DIH in its Hospital & Clinical Solutions Division as well as a Site Leader for the production site of Hocoma in Switzerland. Dr. Bruno joined DIH in June 2017 as its Global Vice President of Sales and also served as its Chief Commercial Officer before assuming his current position in December 2020. Prior to joining DIH, Dr. Bruno was the Integration Manager, General Manager and Sales Director at Qiagen where he led global key account and commercialization strategies. Before that, he was with Siemens Healthcare where he held the position of CEO, Switzerland and has also held the position of Head of Product Management at Roche Diagnostics. Dr. Bruno holds a BBA, GSBA Zürich (Switzerland), a Master in Microbiology from the University of Innsbruck (Austria) and a Ph.D. in Biology from the University of Bologna (Italy). We believe Dr. Bruno’s extensive background with sales for DIH and similar companies makes him a valuable member of our board.

Information About Continuing Board Members –
Not up for re-election at this Annual Meeting

Class II Directors: term will expire at the annual meeting of stockholders to be held in 2025

Name:	Age	Title
Max Baucus	82	Director
F. Samuel Eberts III	64	Director

Class III Directors: term will expire at the annual meeting of stockholders to be held in 2026

Name:	Age	Title
Ken Ludlum	71	Director
Cathryn Chen	35	Director

Max Baucus. Ambassador Baucus was nominated in 2014 by President Barack Obama to serve as Ambassador of the United States of America to the People’s Republic of China, a position he held until 2017. Ambassador Baucus formerly served as the senior United States Senator from Montana from 1978 to 2014 and was Montana’s longest serving U.S. Senator. While in the Senate, Ambassador Baucus was Chairman and Ranking Member of the Senate Committee on Finance (the “Finance Committee”). As chairman of the Finance Committee, he was the chief architect of the Affordable Health Care Act (ACA) which was signed by President Barack Obama into law March 23, 2009. In addition, as chairman of the Finance Committee, Ambassador Baucus led the passage and enactment of the Free Trade Agreements with 11 countries. While serving on the Senate Agriculture Committee, he led in securing reauthorization of numerous farm bills. As a member of the Committee on Environment and Public Works, he guided many highway bills and other infrastructure legislation to passage as well as leading the passage of The Clean Air Act of 1990. Before his election to the U.S. Senate, Ambassador Baucus represented Montana in the U.S. House of Representatives from 1975 to 1978. Ambassador Baucus earned a Bachelor’s and Juris Doctor degree from Stanford University. Ambassador Baucus currently has a consulting business, Baucus Group LLC, and advises several tech and bio tech companies as well as engaging in numerous public speaking engagements. He and his wife have also founded a public policy institute at the University of Montana School of Law, The Baucus Institute. We believe Ambassador Baucus’ extensive public service experience along with his consulting work for biotech companies makes him a valuable member of our board.

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F. Samuel Eberts III. Sam Eberts is an accomplished senior executive and board member with over 25 years of success with Fortune 500 companies in health care, consumer, and industrial services. He chairs the Daerter Group, a venture firm in North Carolina and New York providing seed investment for promising start-ups in health care and IoT technology. He recently retired as the Chief Legal Officer, Corporate Secretary and Senior Vice President of Global Corporate Affairs for Laboratory Corporation of America® Holdings (NYSE: LH). At LabCorp, Eberts led the Global Corporate Affairs group, with enterprise-wide responsibility for the global Legal, Compliance, Corporate Secretary, Shareholder Services, Public Policy/Government Relations, Communications, Community Affairs/Philanthropy, Privacy and Security functions. Mr. Eberts serves on the Board of Trustees for Endicott College in Beverly, Mass. and the Alamance Community College Foundation in Graham, N.C. He is the past Chair of Easter Seals/UCP of North Carolina and Virginia. Eberts serves on the advisory boards for the Woodrow Wilson Center for International Scholars in Washington, D.C. and the World Policy Institute in New York, non-partisan think tanks for global policy analysis. Previously, he was a partner and served on the Board and the Investment Committee for MedCap Funds in Boston, Mass., an early-stage health care technology fund and Alpha Marketing in Raleigh, a channel marketing firm. Eberts has served on the Health Care Policy Leadership Council at Harvard University’s Kennedy School and presently serves on the Corporate Governance Forum at Harvard Law School. He is a member of the Council for Entrepreneurial Development, one of the largest entrepreneurial networks in the United States and is an active mentor working with entrepreneurs providing practical, day-to-day professional advice and coaching. Mr. Eberts is a frequent speaker on healthcare and leadership and has served as a guest lecturer at Harvard University’s Kennedy School of Government, Duke and Wake Forest University Schools of Law, Baylor University School of Medicine and the University of Minnesota’s Carlson School of Management. He has also served as an Adjunct Associate Professor at the University of Texas School of Public Health, Division of Management, Policy and Community Health. We believe Mr. Eberts’ extensive legal experience with healthcare-related public companies makes him a valuable member of our board.

Ken Ludlum. Mr. Ludlum has served as a director of the Company since February 2024. Mr. Ludlum is a professional board member with medical technology and biotechnology companies. He has served on the board of directors of more than a dozen companies. From 2002 to 2020, Mr. Ludlum served on the board of directors and as chairman of the audit committee at Natus Medical Incorporated, and as chairman of the compensation committee from June 2018 to June 2019. Mr. Ludlum has served on the board of directors and as chairman of the audit committee of Dermavant Sciences Limited, a United Kingdom company, since 2019. Mr. Ludlum has also been on the board of directors and chairman of the audit committee of Personalis Inc., a gene sequencing company, from 2016 – 2019. From 2014 to 2016 Mr. Ludlum served as Chief Financial Officer at CareDx, Inc., a molecular diagnostics company, and prior to that served as Chief Financial Officer for other publicly traded companies. Mr. Ludlum has worked for or with health care, medical device, biotechnology or diagnostic companies since 1985. Mr. Ludlum holds a B.S. degree in Business Administration from Lehigh University and a M.B.A. degree from Columbia University Graduate School of Business.

Mr. Ludlum is independent and his executive management experience and past board services at several public companies has provided him with extensive financial and accounting experience, and knowledge of accounting principles, financial reporting rules, and regulations and qualifies him as a financial expert. Mr. Ludlum also has a background in investment banking, which, coupled with his experience in finance, board service and financial leadership, provides him with the necessary skills and functional understanding to serve effectively on our Board, as Chairman of our Audit Committee and as a member of our Compensation Committee and Nominating and Governance Committee.

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Cathryn Chen. Ms. Chen is the Managing Director of MarketX Ventures, a venture capital firm focused on growth to late stage technologies investments, and the Founder & CEO of MarketX Inc., a fintech company with the mission to revolutionize the private markets. Founded in March 2015, MarketX Inc. is backed by 12 technology founders and CEOs and has completed over $250M in primary and secondary pre-IPO transactions. From April 2023, through February 2024, she served as Chief Financial Officer and Co-Vice Chairwoman of the Board of Directors of Aurora Technology Acquisition Corp. Ms. Chen served as the Chief Operating Officer and Co-Vice Chairwoman of the Board of Directors of Aurora Technology Acquisition Corp. from August 2021 until April 2023. Prior to founding MarketX, Ms. Chen worked as an investment banker with prominent investment banks including Deutsche Bank, NM Rothschild, and JP Morgan in London, New York, and Hong Kong. During her investment banking career, Ms. Chen was involved with dozens of IPOs, mergers and acquisitions and private placements including Alibaba, Omada Health, and Twitter. Since founding MarketX Ventures, Ms. Chen has worked with and is currently advising over 200 family offices globally. MarketX has invested in and transacted with a few dozen pre-IPO companies in the US, China, and Europe, with an aggregate market capitalization of over $500 billion. Previously, Ms. Chen was also an early employee with EverString Technology (“EverString”), an ad-tech company backed by Sequoia Capital & Lightspeed Partners that was later sold to ZoomInfo. Ms. Chen is a nextgen member of the Committee of 100, a non-profit organization that was founded in 1989 to give Chinese Americans a strong voice in U.S.-China relations and Asian American affairs). In 2008, Ms. Chen co-founded MoneyThink LA, a 501(c)3 non-profit that provides financial education to urban high school students around the nation. Its parent company, MoneyThink, received the “Champions of change” award from then-President Barrack Obama in 2012. Ms. Chen received her Bachelor’s degree from UCLA and General Course, London School of Economics and Political Science. We believe Ms. Chen’s extensive finance and investment banking background make her a valuable member of our board.

Required Vote

Each of the Class I Directors, Jason Chen, Lynden Bass and Dr. Patrick Bruno will be elected to serve until the 2027 annual meeting of stockholders or until his or her successor is duly elected if he or she receives the affirmative vote of a plurality of the shares of the Company’s Common Stock, represented in person or by proxy at the Annual Meeting. Abstentions and broker non-votes with respect to this proposal will have no effect on the vote. There is no cumulative voting in the election of directors.

Recommendation of the Board

The Board recommends a vote “FOR” the re-election of Jason Chen, Lynden Bass and Dr. Patrick Bruno to the Board as Class I Directors.

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PROPOSAL 2:
NASDAQ PROPOSAL

For purposes of complying with Rule 5635(d) of the Nasdaq Stock Market Listing Rules, stockholders are being asked to approve the issuance of more than 20% of the issued and outstanding Common Stock in connection with the Company’s sale of an 8% Original Issue Discount Senior Secured Convertible Debenture (the “Debenture”) pursuant to the Securities Purchase Agreement dated June 6, 2024 and the Warrant issued in connection therewith.

As previously reported, on June 6, 2024, we entered into a Securities Purchase Agreement (“SPA”) with the purchasers named therein, pursuant to which we sold on June 7, 2024, in a private placement, an aggregate of $3,300,000 in principal amount of the Debentures, initially convertible into an aggregate of 660,000 shares of the Common Stock (the “Conversion Shares”), at an initial conversion price of $5.00 (the “Conversion Price”). The Conversion Price is subject to adjustment in certain circumstances. The Debentures have an aggregate face value of $3,300,000 and were issued with an original issue discount of $300,000. The Debentures have a maturity date of December 7, 2025 and an interest rate of 8% per annum payable monthly on the first business day of each month following the first year anniversary of the issuance of the Debentures. In connection with the purchase of the Debentures, the investor received a Warrant to purchase shares of Common Stock equal to 50% of the Conversion Shares or an aggregate of 330,000 Warrants. The Warrant has an initial exercise price of $5.00 (subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock) and a five year term. Pursuant to the SPA, the purchasers shall have the right to make further investments in the Company’s Debentures and Warrants as follows (a) during the period ending 18 months from the Closing Date, purchasers shall have the right to purchase up to an aggregate of $5,000,000 of additional Debentures and Warrants, which shall have identical terms to the Debentures and Warrants issued at the Closing, including, without limitation, that the Conversion Price shall be $5.00, except that all dates for payments etc. shall be based upon the respective closing dates of such subsequent purchases.; and (b) during the period while the initial Debentures and Warrants remain outstanding, commencing nine months after the Closing Date, the purchasers shall have the right, to purchase up to an aggregate of $10,000,000 of additional Debentures and Warrants, which shall have identical terms to the Debentures and Warrants issued at the Closing, except that the initial Conversion Price of such additional Debentures and the initial Exercise Price of such additional Warrants shall be 100% of the average of the Nasdaq Official Closing Prices for the five Trading Days prior to such Purchaser’s exercise of such right, and all dates for payments etc. shall be based upon the respective closing dates of such subsequent purchases.

The shares of Common Stock issuable pursuant to the terms of the Debenture and the Warrant are referred to collectively as the “Issuable Securities.”

Nasdaq Stockholder Approval Requirements

We are subject to the rules and regulations of the Nasdaq Stock Market (“Nasdaq”) because our Common Stock is listed on Nasdaq. Accordingly, we are seeking stockholder approval in order to comply with Nasdaq Listing Rules 5635(d).

Nasdaq Listing Rule 5635(d) requires stockholder approval prior to a 20% Issuance (as defined below) at a price that is less than the Minimum Price (as defined below). For purposes of Nasdaq Listing Rule 5635(d), (i) “20% Issuance” means a transaction, other than a public offering, involving the sale, issuance or potential issuance by us of Common Stock (or securities convertible into or exercisable for Common Stock), which alone or together with sales by our officers, directors or substantial stockholders equals 20% or more of our Common Stock or 20% or more of the voting power outstanding before the issuance, and (ii) “Minimum Price” means a price that is the lower of: (A) the closing price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (B) the average closing price of our Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement.

Reason for Seeking Stockholder Approval

As of the date of issuance, the aggregate number of shares of Common Stock that are issuable upon conversion of the Debenture and exercise of the Warrant is well below 20% of the outstanding. Moreover, the price paid even after taking into account the original issue discount and the value of the Warrant exceeded the Minimum Price. However, as described more fully below, the Debenture and the Warrant contain certain features that may result in the issuance of additional securities and/or the reduction in the Conversion Price and the exercise price of the Warrant. Nasdaq interpretive guidance provides that for purposes of determining whether the 20% threshold is met, listed companies such as DIH must consider the maximum number of shares that may be issuable under the terms of the securities, no matter how remote the chance that that number of shares will be issued. Nasdaq also provides that if the terms of the securities at the time of issuance include anti-dilution or similar provisions that could cause the Conversion Price or the Exercise Price to be reduced below the Minimum Price, the issuance will be viewed as being issued at a discount to the Minimum Price. As such, the investor has required that we obtain approval of our stockholders for the issuance pursuant to Rule 5635(d).

Potential Additional Issuances of Common Stock and/or Reduction in Conversion Price and Exercise Price

Subsequent Issuances of Common Stock May Results in Adjustments to Conversion Price. Pursuant to the terms of the Debenture, in the event DIH was to issue shares of Common Stock (other than certain exempt issuances) at a price below the Conversion Price (such lesser price, the “Base Conversion Price”), then the Conversion Price shall be reduced to the Base Conversion Price. In no event, however, will the Base Conversion Price be less than $0.316. In the event that the full principal amount of the Debenture remained outstanding the Base Conversion Price was reduced to $0.316, the Debenture would be convertible into 10,443,038 shares which would exceed the 20% threshold. Pursuant to the terms of the Warrant, the exercise price and the number of shares of Common Stock would be similarly reduced.

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The Conversion Price and Exercise Price of the Warrant as well as the number of shares of Common Stock for which the Warrant is exercisable will be similarly adjusted in the event of a stock split, stock dividend or similar transaction.

Required Redemption Amounts May be Paid in Shares of Common Stock. Pursuant to the terms of the Debenture, beginning five months after issuance, DIH is required to redeem, on a monthly basis, one-fourteenth of the principal amount which amounts to approximately $236,000 per month (the “Monthly Redemption Amount”). In lieu of cash and upon 20 trading days’ prior written irrevocable notice (the “Monthly Redemption Notice”), DIH may elect to pay all or part of a Monthly Redemption Amount in shares of Common Stock based on a conversion price equal to the lesser of (i) the then Conversion Price and (ii) 90% of the average of the five lowest VWAPs for the 10 consecutive trading days ending on the trading day that is immediately prior to the applicable Monthly Redemption Date (subject to adjustment for any stock dividend, stock split, stock combination or other similar event affecting the Common Stock during such 10 trading day period).

Dilution and Potential Adverse Impact of Approval of this Nasdaq Proposal

The issuances of shares of Common Stock underlying the Issuable Securities, will result in an increase in the number of shares of Common Stock outstanding and our stockholders will incur dilution of their percentage ownership as a result. Following such issuances, our current stockholders will own a smaller proportionate interest in the Company and, therefore, have less ability to influence corporate decisions requiring stockholder approval. The issuance of such shares could also have a dilutive effect on our book value per share and on any future earnings per share, and the sale or any resale of such shares could cause prevailing market prices for our Common Stock to decline.

Required Vote

The Nasdaq Proposal will be approved and adopted only if holders of at least a majority of the issued and outstanding shares of Common Stock present in person by virtual attendance or represented by proxy and entitled to vote at the Annual Meeting vote “FOR” the Nasdaq Proposal. Abstentions with respect to this proposal will have the effect of a vote “AGAINST” such proposal. Broker non-votes with respect to this proposal will have no effect on the vote.

The Board recommends a vote “FOR” the amendment of the Nasdaq Proposal.

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PROPOSAL 3:
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board has selected BDO AG as our independent registered public accounting firm for the fiscal year ending March 31, 2025. We are submitting our selection of BDO AG as our independent registered public accounting firm for ratification by our stockholders at the Annual Meeting. We expect that one or more representatives of BDO AG will be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire, and will be available to answer appropriate questions at the end of the Annual Meeting. The Audit Committee has the sole authority and responsibility to select, appoint, evaluate and, where appropriate, discharge and replace BDO AG as our independent registered public accounting firm, and the selection of the Company’s independent registered public accounting firm is not required to be submitted to a vote of the stockholders for ratification. Notwithstanding the outcome of the vote by the stockholders of the Company, the Audit Committee is not bound to retain the independent registered public accounting firm or to replace the independent registered public accounting firm, where, in either case, after considering the outcome of the vote, the Audit Committee determines its decision regarding the independent registered public accounting firm to be in the best interests of the Company.

Prior to the appointment of BDO AG, Marcum LLP served as the Company’s independent public accounting firm. On March 12, 2024, the Audit Committee of the Board of Directors dismissed Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm. Marcum had served as the Company’s independent registered public accounting firm from May 2, 2022 through March 12, 2024.

Marcum’s audit reports on the Company’s financial statements as of and for the year ended December 31, 2022 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, other than an explanatory paragraph regarding the substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal year ended December 31, 2023 and the subsequent interim period through March 12, 2024: (1) there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K) with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference to the subject matter of such disagreements in connection with its reports on the financial statements for such periods and (2) there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K), except for the disclosure of the material weakness in the Company’s internal control over financial reporting as disclosed in Part II, Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, as amended.

On March 12, 2024, the Audit Committee engaged BDO AG as its new independent registered public accounting firm. The Company has authorized Marcum to respond fully to the inquiries of BDO, as the successor independent registered accounting firm.

BDO had served as independent registered public accounting firm for DIH Holding US, Inc., a Nevada corporation up through the completion of the Business Combination. During the two most recent fiscal years and the subsequent interim period through March 12, 2024, DIH did not consult with BDO with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that BDO concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K

The following table presents fees for professional services by BDO AG for the audit of DIH’ financial statements and fees billed for audit-related services, tax services and all other services for the fiscal years ended March 31, 2024 and March 31, 2023.

	March 31
Services	2024	2023
Audit fees*	$1,143,400	$855,020
Audit-related fees**	—	—
Total fees	$1,143,400	$855,020

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*Audit Fees: Refers to fees billed for professional services rendered in connection with the audit of our financial statements as of and for the fiscal years ended March 31, 2024 and 2023, quarterly reviews, the reviews of registration statements and issuances of consents, and services that are normally provided in connection with statutory and regulatory filings or engagements.

**Audit-Related Fees: Refers to fees billed outside of the scope of the engagement letter for the audit which are reasonably related to the performance of the audit or review of our financial statements.

There were no tax or other fees billed in fiscal years 2024 and 2023 for any services other than those reported above.

All of the above services were approved by the Audit Committee. In accordance with the Sarbanes-Oxley Act of 2002, as amended, the Audit Committee’s policy is to pre-approve all audit and non-audit services provided by our independent registered public accounting firm. On an ongoing basis, management defines and communicates specific projects and categories of service for which the advance approval of the Audit Committee is requested. The Audit Committee reviews these requests and advises management if the Audit Committee approves the engagement of our independent registered public accounting firm for such services.

Required Vote

This Auditor Ratification Proposal will be approved and adopted only if holders of at least a majority of the issued and outstanding shares of Common Stock present in person by virtual attendance or represented by proxy and entitled to vote at the Annual Meeting vote “FOR” the Auditor Ratification Proposal. Abstentions with respect to this proposal will have the effect of a vote “AGAINST” such proposal. Broker non-votes with respect to this proposal will have no effect on the vote.

Recommendation of the Board

The Board recommends a vote “FOR” the ratification of the selection of BDO AG as our independent registered public accounting firm for the fiscal year ending March 31, 2025.

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PROPOSAL 4:
THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will approve the Chairman’s adjournment of the Annual Meeting to a later date, if necessary, under certain circumstances, to solicit additional proxies (i) to approve the Class I Directors Proposal, (ii) to approve the Nasdaq Proposal, (iii) approve the Auditor Ratification Proposal, or (iv) to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined in good faith after consultation with outside legal counsel is required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s stockholders prior to the Annual Meeting; provided that the Annual Meeting is reconvened as promptly as practical thereafter (we refer to this proposal as the “Adjournment Proposal”).

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, the Chairman will not adjourn the Annual Meeting to a later date.

Required Vote

This Adjournment Proposal will be approved and adopted only if holders of at least a majority of the issued and outstanding shares of Common Stock present in person by virtual attendance or represented by proxy and entitled to vote at the Annual Meeting vote “FOR” the Adjournment Proposal. Abstentions with respect to this proposal will have the effect of a vote “AGAINST” such proposal. Broker non-votes with respect to this proposal will have no effect on the vote.

The Board recommends a vote “FOR” adoption of the Adjournment Proposal.

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AUDIT COMMITTEE REPORT

The Audit Committee of the Board assists the Board in performing its oversight responsibilities for our financial reporting process and audit process as more fully described in the Audit Committee’s charter. Management has the primary responsibility for the financial statements and the reporting process. Our independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States), or the PCAOB, and to issue a report thereon.

In the performance of its oversight function, the Audit Committee has reviewed and discussed our audited financial statements for the fiscal year ended March 31, 2024 with management and with our independent registered public accounting firm. In addition, the Audit Committee has discussed the matters required to be discussed by PCAOB Auditing Standard No. 1301, Communications with Audit Committees, which includes, among other items, matters related to the conduct of the audit of our financial statements, with BDO AG, our independent registered public accounting firm for the fiscal year ended March 31, 2024. The Audit Committee has also received and reviewed the written disclosures and the letter from BDO AG required by the Public Company Accounting Oversight Board Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence (which relates to the independent registered public accounting firm’s independence from us) and has discussed with BDO AG their independence from us. We also considered whether any non-audit services provided by the independent registered public accounting firm are compatible with maintaining its independence.

Based on the review and discussions referenced above, the Audit Committee recommended to our Board that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2024.

Audit Committee: Cathryn Chen, Max Baucus and Ken Ludlum (Chair)

The foregoing report of the Audit Committee does not constitute soliciting material and shall not be deemed filed, incorporated by reference into or a part of any other filing by the Company (including any future filings) under the Securities Act or the Securities Exchange Act, except to the extent the Company specifically incorporates such report by reference therein.

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STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR 2025
ANNUAL MEETING OF STOCKHOLDERS

Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals may be eligible for inclusion in our proxy statement for the 2025 annual meeting of stockholders (the “2025 Annual Meeting”). These stockholder proposals must be submitted, along with proof of ownership of our stock in accordance with Rule 14a-8(b)(2), to the Chief Executive Officer at our principal executive offices no later than the close of business on December [3], 2025 (120 days prior to the anniversary of this year’s mailing date). Failure to deliver a proposal in accordance with these procedures may result in it not being deemed timely received.

Submitting a stockholder proposal does not guarantee that we will include it in our proxy statement. Our Governance Committee reviews all stockholder proposals and makes recommendations to the Board for actions on such proposals.

Any such notice must include all of the information required to be in such notice pursuant to our bylaws filed with the SEC.

ANNUAL REPORT ON FORM 10-K

A copy of our Annual Report on Form 10-K and Amendment No. 1 to Form 10-K was mailed to our stockholders with this Proxy Statement and on the SEC’s website: http://www.sec.gov

WHERE YOU CAN FIND MORE INFORMATION

The Company files its reports, proxy statements and other information electronically with the SEC. You may access information on the Company at the SEC website containing reports, proxy statements and other information at http://www.sec.gov. This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

This proxy statement contains important business and financial information about us that is not included in or delivered with this document. You may obtain this additional information, or additional copies of this proxy statement, at no cost, end you may ask any questions you may have about the Extension Amendment by contacting the Company’s proxy solicitor at the following:

Advantage Proxy, Inc.
Attention: Karen Smith

Toll Free: 877-870-8565

Collect: 206-870-8565

E-mail: ksmith@advantageproxy.com

In order to receive timely delivery of the documents in advance of the Annual Meeting, you must make your request for information no later 72 hours prior to the meeting date.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Some banks, brokers and other nominee record holders may participate in the practice of “householding” proxy statements, annual reports and notices of Internet availability of proxy materials. This means that only one copy of this Proxy Statement and our Annual Report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of any such documents to you if you write or call our Secretary, at DIH Holding US, Inc., 77 Accord Drive, Suite D-1, Norwell, MA 02062; telephone: (877) 944- 2200.

If you want to receive separate copies of our Proxy Statement and Annual Report in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact our Secretary, in writing, at the address listed above.

By Order of the Board of Directors,

/s/ Jason Chen
Jason Chen,
Chairman and Chief Executive Officer

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ANNEX A

PROXY CARD

DIH HOLDING US, INC.

77 Accord Drive, Suite D-1
Norwell, MA 02061

ANNUAL MEETING OF STOCKHOLDERS

SEPTEMBER 6, 2024

YOUR VOTE IS IMPORTANT

FOLD AND DETACH HERE

DIH HOLDING US, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
SEPTEMBER 6, 2024

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated [August ___ ], 2024, in connection with the Annual Meeting to be held at 11:00 am ET on September 6, 2024 in a virtual meeting format at https://www.cstproxy.com/dih/2024 and via teleconference using the following dial-in information and via teleconference using the following dial-in information:

Telephone access (listen-only):
Within the U.S. and Canada: 1 800-450-7155 (toll-free)
Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)
Conference ID: 3743845#

The undersigned hereby appoints each of Jason Chen and Lynden Bass, either of whom may act, as the attorney and proxy of the undersigned, with power of substitution, to vote all shares of the Class A common stock, of DIH Holding US, Inc. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Annual Meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxy is instructed to vote or act as follows on the proposal set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE NOMINEES AND “FOR” EACH OF THE OTHER PROPOSALS TO BE VOTED ON AT THE ANNUAL METING.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES AND THE OTHER PROPOSALS. This notice of meeting, the accompany proxy statement, proxy card, the annual report on Form 10-K, and any amendments to the Annual Report on Form 10-K will be available at https://www.cstproxy.com/dih/2024. For banks and brokers, the notice of meeting and the accompany proxy statement are available at https://www.cstproxy.com/dih/2024 the Annual Report on Form 10-K, and any amendments to the Annual Report on Form 10-K will be available at https://link.zixcentral.com/u/e59c79af/6k9f9d9F7xGIEzCasebghQ?u=https%3A%2F%2F.

Proposal 1. The Class I Directors Proposal—  to consider and vote upon a proposal to elect the following three Class I director nominees: Jason Chen, Lynden Bass and Dr. Patrick Bruno, who will each serve until the 2027 annual meeting of stockholders or until his or her successor is duly elected.

	For	Withheld

Jason Chen	☐	☐
Lynden Bass	☐	☐
Dr. Patrick Bruno	☐	☐

Proposal 2. The Nasdaq Proposal —  to approve, as required by, and in accordance with Nasdaq Listing Rules 5635 (d), the potential issuance of more than 20% of the issued and outstanding Class A Common Stock the upon conversion of the Company’s 8% Original Issue Discount Senior Secured Convertible Debentures issued in connection with, a private placement pursuant to Rule 506(b) of the Securities Act of 1933, as amended and purchased on June 6, 2024 by the purchaser identified in the Securities Purchase Agreement and the warrants issued in connection therewith (we refer to this proposal as the “Nasdaq Proposal”);

For ☐	Against ☐	Abstain ☐

Proposal 3. The Auditor Ratification Proposal —  to ratify the selection of BDO AG as our independent registered public accounting firm for the fiscal year ending March 31, 2025.

For ☐	Against ☐	Abstain ☐

Proposal 4. The Adjournment Proposal —  to transact such other business as may properly be brought before the Annual Meeting or any adjournment or postponement.

For ☐ Against ☐ Abstain ☐	Dated: [__________________] 2024

Dated:[ _____ __], 2024 ______________________________ Stockholder Signature	Stockholder’s Signature

Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO [_______________]. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 ,3 AND 4, AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.